UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06718

Dreyfus Investment Grade Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	07/31
Date of reporting period:	07/31/2016

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Inflation Adjusted Securities Fund

ANNUAL REPORT July 31, 2016

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Inflation Adjusted Securities Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Inflation Adjusted Securities Fund, covering the 12-month period from August 1, 2015 through July 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets experienced heightened turbulence throughout the reporting period when global economic developments fueled dramatic swings in market sentiment. From the summer of 2015 through January 2016, investors reacted cautiously to an economic slowdown in China, sluggish growth in Europe, plummeting commodity prices, and expectations of rising short-term interest rates in the United States. These worries sparked sharp declines in U.S. and global equity markets, while high-quality bonds gained value as investors flocked to traditional safe havens.

From mid-February 2016 through the reporting period’s end, investor sentiment improved dramatically after U.S. monetary policymakers refrained from additional rate hikes, major central banks eased their monetary policies further, and commodity prices rebounded. Stocks rallied strongly, more than recouping earlier losses, and bonds continued to benefit from robust investor demand.

We remain encouraged by the resilience of the stock and bond markets, but we expect heightened volatility to persist over the foreseeable future. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
August 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of August 1, 2015 through July 31, 2016, as provided by Robert Bayston, CFA, David Horsfall, CFA, and Nate Pearson, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended July 31, 2016, Dreyfus Inflation Adjusted Securities Fund’s Class I shares produced a total return of 3.27%, Investor shares returned 3.00%, and Class Y shares returned 3.36%.1 In comparison, the fund’s benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index (the “Index”), produced a 3.76% total return for the same period.2

Treasury Inflation-Protected Securities (TIPS) benefited over the reporting period from falling long-term interest rates. The fund modestly lagged its benchmark, mainly due to underweighted exposure to longer-term securities.

The Fund’s Investment Approach

The fund seeks returns that exceed the rate of inflation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed securities, which are fixed income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation. The fund invests primarily in high-quality, U.S. dollar-denominated, inflation-indexed securities. To a limited extent, the fund may invest in foreign currency-denominated, inflation-protected securities and other fixed income securities not adjusted for inflation, which are rated investment grade or the unrated equivalent determined by Dreyfus. These other securities may include U.S. government bonds and notes, corporate bonds, mortgage-related securities, and asset-backed securities. The fund seeks to keep its average effective duration between 2 and 10 years, and the fund may invest in securities of any maturity without restriction.

Falling Interest Rates Sparked Bond Market Rallies

The U.S. bond market proved volatile over the final five months of 2015 amid expectations that the Federal Reserve Board (the “Fed”) would raise short-term interest rates, as indeed it did in December. Concerns about global economic conditions also sparked heightened market turbulence when a slowdown in China and plummeting commodity prices triggered a flight to traditional safe havens. Intensifying demand from global investors for U.S. Treasury securities sent their prices higher and yields lower. In contrast, corporate-backed bonds generally lost value when investors became more risk-averse over the first half of the reporting period.

In mid-February 2016, comments from the Fed suggested that U.S. policymakers would delay additional rate hikes in light of ongoing economic challenges in overseas markets. In addition, commodity prices began to rebound, and the Bank of China and the European Central Bank announced new measures designed to stimulate their economies. Investors regained a degree of confidence, and riskier corporate bonds began to recover from previous weakness. Meanwhile, demand for high-quality U.S. government securities remained robust from global investors seeking more competitive yields than were available from sovereign bonds in overseas markets. In June, concerns surrounding a referendum in the United Kingdom regarding its membership in the European Union produced another surge in demand for traditional safe havens, driving yields of nominal U.S. Treasury securities to historical lows.

3

DISCUSSION OF FUND PERFORMANCE (continued)

TIPS benefited from these trends, but their returns compared to nominal U.S. Treasury securities were constrained by low inflation accruals stemming from weak commodity prices and other subdued inflationary pressures.

Fund Strategies Produced Mixed Results

Although the fund participated significantly in the rally among TIPS and other high-quality bonds, its performance compared to the benchmark was hampered to a degree by its yield curve strategy, including underweighted exposure to bonds with maturities in the 10-year range. Instead, we favored 5-year maturities, which proved less sensitive than their longer-term counterparts to falling interest rates over the reporting period’s second half.

The fund achieved better relative results through its security selection strategy, including an emphasis on securities that gained some value due to changes in supply-and-demand dynamics after the Fed stopped purchasing TIPS. In addition, while the fund generally maintained a market-neutral duration posture over most of the reporting period, brief tactical shifts to a mildly short position in March and May produced positive contributions to performance.

Favorable Market Conditions Expected

As of the reporting period’s end, TIPS appear to be attractively valued compared to nominal U.S. Treasuries. In addition, we expect the asset class to continue to benefit from robust overseas demand for U.S. Treasury securities, especially if the U.S. dollar gains value against other major currencies. Demand for U.S. Treasuries may also increase from institutional investors, such as pension funds, that do not traditionally participate in the market.

We have maintained the fund’s duration and yield-curve strategies in market-neutral positions in light of these influences and in anticipation of mild U.S. economic growth, relatively stable commodity prices, and a modest acceleration of inflation. Of course, we remain prepared to adjust the fund’s strategies in anticipation of changes in Fed policy, economic conditions, and supply-and-demand dynamics.

August 15, 2016

Bonds are subject generally to interest- rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Interest payments on inflation-protected bonds will vary as the bond’s principal value is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. Any increase in the principal amount of an inflation-protected bond (which follows a rise in the relevant inflation index) will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

During periods of rising interest rates and flat or declining inflation rates, inflation-protected bonds can underperform. Inflation-protected bonds issued by corporations generally do not guarantee repayment of principal.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in relative value to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury with 1 to 10 years of remaining maturity. It is a component (subset) of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Inflation Adjusted Securities Fund Class I shares, Investor shares and Class Y shares and the Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor, Class I and Class Y shares of Dreyfus Inflation Adjusted Securities Fund on 7/31/06 to a $10,000 investment made in the Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on all classes. The Index is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury with 1-10 years of remaining maturity. It is the component (Subset) of the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 7/31/16
	Inception Date	1 Year	5 Years	10 Years
Investor shares	10/31/02	3.00%	0.96%	3.85%
Class I shares	10/31/02	3.27%	1.26%	4.14%
Class Y shares	7/1/13	3.36%	1.29%†	4.16%†
Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index		3.76%	1.13%	3.93%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Inflation Adjusted Securities Fund from February 1, 2016 to July 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2016
	Class I	Investor Shares	Class Y
Expenses paid per $1,000†	$ 2.73	$ 3.84	$ 2.23
Ending value (after expenses)	$ 1,036.50	$ 1,034.80	$ 1,036.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended July 31, 2016
	Class I	Investor Shares	Class Y
Expenses paid per $1,000†	$ 2.72	$ 3.82	$ 2.21
Ending value (after expenses)	$ 1,022.18	$ 1,021.08	$ 1,022.68

† Expenses are equal to the fund’s annualized expense ratio of .54% for Class I, .76% for Investor Shares and .44% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
July 31, 2016

Bonds and Notes - 99.9%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Securities - 99.9%
U.S. Treasury Inflation Protected Securities, Bonds	2.38	1/15/25	12,201,614	[a,b]	14,589,189
U.S. Treasury Inflation Protected Securities, Bonds	2.00	1/15/26	8,556,986	[a]	10,089,944
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/18	13,285,277	[a]	13,402,307
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/19	8,493,036	[a]	8,623,031
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/20	13,190,759	[a]	13,429,578
U.S. Treasury Inflation Protected Securities, Notes	1.25	7/15/20	9,720,032	[a]	10,393,406
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/21	6,998,148	[a]	7,141,184
U.S. Treasury Inflation Protected Securities, Notes	0.63	7/15/21	474,263	[a]	497,587
U.S. Treasury Inflation Protected Securities, Notes	0.13	1/15/22	10,098,079	[a]	10,273,281
U.S. Treasury Inflation Protected Securities, Notes	0.13	7/15/22	2,815,035	[a]	2,873,737
U.S. Treasury Inflation Protected Securities, Notes	0.13	1/15/23	8,013,005	[a]	8,120,523
U.S. Treasury Inflation Protected Securities, Notes	0.38	7/15/23	7,932,227	[a]	8,203,041
U.S. Treasury Inflation Protected Securities, Notes	0.63	1/15/24	13,470,484	[a]	14,125,769
U.S. Treasury Inflation Protected Securities, Notes	0.13	7/15/24	8,836,501	[a]	8,954,548
U.S. Treasury Inflation Protected Securities, Notes	0.38	7/15/25	1,645,979	[a]	1,702,398
Total Bonds and Notes (cost $130,001,609)			132,419,523

8

Other Investment - .5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $632,389)	632,389	[c] 632,389
Total Investments (cost $130,633,998)	100.4%	133,051,912
Liabilities, Less Cash and Receivables	(0.4%)	(508,361)
Net Assets	100.0%	132,543,551

a Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
b Security, or portion thereof, on loan. At July 31, 2016, the value of the fund’s securities on loan was $12,372,242 and the value of the collateral held by the fund was $12,590,697, consisting of U.S. Government & Agency securities.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government & Agencies	99.9
Money Market Investment	.5
100.4

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $12,372,242)—Note 1(b):
Unaffiliated issuers	130,001,609	132,419,523
Affiliated issuers	632,389	632,389
Receivable for investment securities sold		5,433,569
Dividends, interest and securities lending income receivable		50,638
Receivable for shares of Common Stock subscribed		10,190
Prepaid expenses		15,280
		138,561,589
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		51,938
Cash overdraft due to Custodian		145,181
Payable for investment securities purchased		5,612,538
Payable for shares of Common Stock redeemed		123,470
Accrued expenses		84,911
		6,018,038
Net Assets ($)		132,543,551
Composition of Net Assets ($):
Paid-in capital		145,554,079
Accumulated undistributed investment income—net		452,280
Accumulated net realized gain (loss) on investments		(15,880,722)
Accumulated net unrealized appreciation (depreciation) on investments		2,417,914
Net Assets ($)		132,543,551

Net Asset Value Per Share	Class I	Investor Shares	Class Y
Net Assets ($)	17,593,952	19,343,378	95,606,221
Shares Outstanding	1,369,530	1,510,033	7,435,150
Net Asset Value Per Share ($)	12.85	12.81	12.86

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Year Ended July 31, 2016

Investment Income ($):
Income:
Interest	2,002,377
Dividends from affiliated issuers	1,770
Income from securities lending—Note 1(b)	18,028
Total Income	2,022,175
Expenses:
Management fee—Note 3(a)	451,861
Shareholder servicing costs—Note 3(b)	81,235
Professional fees	61,860
Directors’ fees and expenses—Note 3(c)	55,564
Registration fees	44,381
Prospectus and shareholders’ reports	15,493
Custodian fees—Note 3(b)	9,410
Loan commitment fees—Note 2	2,001
Miscellaneous	19,458
Total Expenses	741,263
Less—reduction in fees due to earnings credits—Note 3(b)	(111)
Net Expenses	741,152
Investment Income—Net	1,281,023
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(4,253,856)
Net unrealized appreciation (depreciation) on investments	6,917,554
Net Realized and Unrealized Gain (Loss) on Investments	2,663,698
Net Increase in Net Assets Resulting from Operations	3,944,721

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31,
	2016	2015
Operations ($):
Investment income—net	1,281,023	115,578
Net realized gain (loss) on investments	(4,253,856)	(5,090,249)
Net unrealized appreciation (depreciation) on investments	6,917,554	(163,559)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,944,721	(5,138,230)
Dividends to Shareholders from ($):
Investment income—net:
Class I	(99,864)	(177,999)
Investor Shares	(103,794)	(160,646)
Class Y	(679,906)	(1,353,505)
Total Dividends	(883,564)	(1,692,150)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class I	7,652,011	16,150,219
Investor Shares	2,202,821	5,366,351
Class Y	12,472,469	55,634,203
Dividends reinvested:
Class I	81,791	95,335
Investor Shares	100,424	155,202
Class Y	113,553	374,968
Cost of shares redeemed:
Class I	(10,610,085)	(29,110,224)
Investor Shares	(4,902,475)	(10,052,111)
Class Y	(59,658,859)	(80,174,612)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(52,548,350)	(41,560,669)
Total Increase (Decrease) in Net Assets	(49,487,193)	(48,391,049)
Net Assets ($):
Beginning of Period	182,030,744	230,421,793
End of Period	132,543,551	182,030,744
Undistributed (distributions in excess of) investment income—net	452,280	(291)
Capital Share Transactions (Shares):
Class Ia
Shares sold	609,204	1,280,154
Shares issued for dividends reinvested	6,511	7,508
Shares redeemed	(852,581)	(2,282,189)
Net Increase (Decrease) in Shares Outstanding	(236,866)	(994,527)
Investor Shares
Shares sold	176,121	425,417
Shares issued for dividends reinvested	8,019	12,210
Shares redeemed	(393,433)	(801,030)
Net Increase (Decrease) in Shares Outstanding	(209,293)	(363,403)
Class Ya
Shares sold	1,001,808	4,389,505
Shares issued for dividends reinvested	9,078	29,496
Shares redeemed	(4,801,016)	(6,379,954)
Net Increase (Decrease) in Shares Outstanding	(3,790,130)	(1,960,953)

[a]	During the period ended July 31, 2016, 66,199 Class Y shares representing $840,988 were exchanged for 67,147 Class I shares.

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended July 31,
Class I Shares	2016	2015	2014	2013[a]	2012
Per Share Data ($):
Net asset value, beginning of period	12.51	12.89	12.80	14.42	13.68
Investment Operations:
Investment income—net[b]	.10	.01	.28	.26	.34
Net realized and unrealized gain (loss) on investments	.31	(.30)	.07	(1.07)	.89
Total from Investment Operations	.41	(.29)	.35	(.81)	1.23
Distributions:
Dividends from investment income-net	(.07)	(.09)	(.26)	(.28)	(.37)
Dividends from net realized gain on investments	-	-	-	(.53)	(.12)
Total Distributions	(.07)	(.09)	(.26)	(.81)	(.49)
Net asset value, end of period	12.85	12.51	12.89	12.80	14.42
Total Return (%)	3.27	(2.24)	2.76	(6.01)	9.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54	.52	.40	.37	.37
Ratio of net expenses to average net assets	.54	.52	.40	.37	.37
Ratio of net investment income to average net assets	.80	.05	2.23	1.85	2.45
Portfolio Turnover Rate	59.68	53.54	74.65	131.32	97.40
Net Assets, end of period ($ x 1,000)	17,594	20,099	33,537	305,695	308,977

a Effective July 1, 2013, the existing Institutional shares were redesignated as Class I shares.
b Based on average shares outstanding.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Investor Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.50	12.90	12.81	14.42	13.68
Investment Operations:
Investment income (loss)—net[a]	.07	(.03)	.24	.20	.29
Net realized and unrealized gain (loss) on investments	.30	(.29)	.07	(1.05)	.89
Total from Investment Operations	.37	(.32)	.31	(.85)	1.18
Distributions:
Dividends from investment income-net	(.06)	(.08)	(.22)	(.23)	(.32)
Dividends from net realized gain on investments	-	-	-	(.53)	(.12)
Total Distributions	(.06)	(.08)	(.22)	(.76)	(.44)
Net asset value, end of period	12.81	12.50	12.90	12.81	14.42
Total Return (%)	3.00	(2.52)	2.44	(6.26)	8.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.74	.72	.70	.70
Ratio of net expenses to average net assets	.76	.74	.72	.70	.70
Ratio of net investment income (loss) to average net assets	.58	(.25)	1.92	1.40	2.05
Portfolio Turnover Rate	59.68	53.54	74.65	131.32	97.40
Net Assets, end of period ($ x 1,000)	19,343	21,488	26,864	36,559	63,053

a Based on average shares outstanding.

See notes to financial statements.

14

	Year Ended July 31,
Class Y Shares	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	12.51	12.89	12.81	12.76
Investment Operations:
Investment income—net[b]	.11	.01	.28	.03
Net realized and unrealized gain (loss) on investments	.31	(.29)	.06	.05
Total from Investment Operations	.42	(.28)	.34	.08
Distributions:
Dividends from investment income-net	(.07)	(.10)	(.26)	(.03)
Net asset value, end of period	12.86	12.51	12.89	12.81
Total Return (%)	3.36	(2.19)	2.72	.60[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.44	.41	.39	.36[d]
Ratio of net expenses to average net assets	.44	.41	.39	.36[d]
Ratio of net investment income to average net assets	.90	.11	2.24	2.36[d]
Portfolio Turnover Rate	59.68	53.54	74.65	131.32
Net Assets, end of period ($ x 1,000)	95,606	140,443	170,021	1

a From July 1, 2013 (commencement of initial offering) to July 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Inflation Adjusted Securities Fund (the “fund”) is a separate diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek returns that exceed the rate of inflation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 1.1 billion shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class I (500 million shares authorized), Investor (500 million shares authorized) and Class Y (100 million shares authorized). Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Investor shares are subject to a Shareholder Services Plan fee. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these

16

arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the

17

NOTES TO FINANCIAL STATEMENTS (continued)

judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of July 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets($) Investments in Securities:
Mutual Funds	632,389	-	-	632,389
U.S. Treasury	-	132,419,523	-	132,419,523

18

At July 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended July 31, 2016, The Bank of New York Mellon earned $3,956 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended July 31, 2016 were as follows:

Affiliated Investment Company	Value 7/31/2015 ($)	Purchases ($)	Sales ($)	Value 7/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	1,101,095	36,541,811	37,010,517	632,389.5

19

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended July 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $452,280, accumulated capital losses $15,001,847 and unrealized appreciation $1,539,039.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2016. The fund has $7,720,773 of short-term capital losses and $7,281,074 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2016 and July 31, 2015 were as follows: ordinary income $883,564 and $1,692,150, respectively.

During the period ended July 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for treasury inflation-

20

protected securities, the fund increased accumulated undistributed investment income-net by $55,112 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .30% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2016, the fund was charged $49,300 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended July 31, 2016, the fund was charged $6,931 for transfer agency services and $347 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $111.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended July 31, 2016, the fund was charged $9,410 pursuant to the custody agreement.

During the period ended July 31, 2016, the fund was charged $9,998 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $33,867, Shareholder Services Plan fees $4,103, custodian fees $6,500, Chief Compliance Officer fees $5,614 and transfer agency fees $1,854.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended July 31, 2016, amounted to $89,957,252 and $140,582,451, respectively.

At July 31, 2016, the cost of investments for federal income tax purposes was $131,512,873; accordingly, accumulated net unrealized appreciation on investments was $1,539,039, consisting of $2,535,271 gross unrealized appreciation and $996,232 gross unrealized depreciation.

22

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Inflation Adjusted Securities Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Inflation Adjusted Securities Fund (one of the series comprising Dreyfus Investment Grade Funds, Inc.) as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Inflation Adjusted Securities Fund at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 27, 2016

23

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 100% of ordinary income dividends paid during the fiscal year ended July 31, 2016 as qualifying “interest related dividends.” Also for state individual income tax purposes, the fund hereby reports 100% of the ordinary income dividends paid during its fiscal year ended July 31, 2016 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California, Connecticut and the District of Columbia.

24

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 20-21, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was at or above the

25

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

Performance Group and/or Performance Universe for four of the six periods shown. The Board also noted that the fund’s yield performance was at or above the Performance Group median for all of the ten one-year periods ended May 31 and above the Performance Universe medians for eight of the ten one-year periods ended May 31. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s total return was above the returns of the index in five of the ten years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was at the Expense Group median and above the Expense Universe median and the fund’s total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of

26

scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s relative performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

27

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 136

———————

Francine J. Bovich (64)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 77

———————

Nathan Leventhal (73)

Board Member (2009)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 49

———————

28

Robin A. Melvin (52)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; served as a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 108

———————

Roslyn M. Watson (66)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 63

———————

Benaree Pratt Wiley (70)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 87

———————

29

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

J. Charles Cardona (60)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President and a Director of the Manager (2008-present), Chairman of the Distributor (2013-present; previously, Executive Vice President, 1997-2013), President of Dreyfus Institutional Services Division

No. of Portfolios for which Board Member Serves: 35

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with The Dreyfus Corporation.

———————

Gordon J. Davis (74)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Membership During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 59

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Isabel P. Dunst (69)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 35

Isabel P. Dunst is deemed to be an “interested person” (as defined under the Act) of the Company as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member

Whitney I. Gerald, Emeritus Board Member

George L. Perry, Emeritus Board Member

30

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 136 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

31

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 157 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

32

NOTES

33

For More Information

Dreyfus Inflation Adjusted Securities Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class I: DIASX Investor: DIAVX Class Y: DAIYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0588AR0716

Dreyfus Intermediate Term Income Fund

ANNUAL REPORT July 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Intermediate Term Income Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Intermediate Term Income Fund, covering the 12-month period from August 1, 2015 through July 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets experienced heightened turbulence throughout the reporting period when global economic developments fueled dramatic swings in market sentiment. From the summer of 2015 through January 2016, investors reacted cautiously to an economic slowdown in China, sluggish growth in Europe, plummeting commodity prices, and expectations of rising short-term interest rates in the United States. These worries sparked sharp declines in U.S. and global equity markets, while high-quality bonds gained value as investors flocked to traditional safe havens.

From mid-February 2016 through the reporting period’s end, investor sentiment improved dramatically after U.S. monetary policymakers refrained from additional rate hikes, major central banks eased their monetary policies further, and commodity prices rebounded. Stocks rallied strongly, more than recouping earlier losses, and bonds continued to benefit from robust investor demand.

We remain encouraged by the resilience of the stock and bond markets, but we expect heightened volatility to persist over the foreseeable future. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
August 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of August 1, 2015 through July 31, 2016, as provided by David Bowser, CFA, and David Horsfall, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended July 31, 2016, Dreyfus Intermediate Term Income Fund’s Class A shares produced a total return of 3.62%, Class C shares returned 2.87%, Class I shares returned 4.04%, and Class Y shares returned 4.09%.1 In comparison, the fund’s benchmark, the Barclays U.S. Aggregate Bond Index, achieved a total return of 5.94% for the same period.2

Higher-quality bonds benefited during the reporting period from falling long-term interest rates, and lower-quality securities encountered heightened volatility in the midst of global economic challenges. The fund lagged its benchmark, mainly due to its exposure to corporate bonds from commodities-related issuers.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities of U.S. and foreign issuers rated at least investment grade or the unrated equivalent, as determined by Dreyfus. These securities include: U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including Collateralized Mortgage Obligations), and foreign bonds. Typically, the fund can be expected to have an average effective maturity ranging between 5 and 10 years, and an average effective duration ranging between 3 and 8 years. For additional yield, the fund may invest up to 20% of its assets in fixed income securities rated below investment grade (“high yield” or “junk” bonds) to as low as Caa/CCC or the unrated equivalent, as determined by Dreyfus. The fund will focus primarily on U.S. securities but may invest up to 30% of its total assets in fixed income securities of foreign issuers, including those of issuers in emerging markets.

Robust Investor Demand Supported U.S. Bond Prices

Early in the reporting period, concerns about global economic conditions sparked heightened bond market turbulence. A currency devaluation in China and plummeting commodity prices caused global investors to flock to traditional safe havens, hurting riskier corporate bonds while sending prices of U.S. government securities higher and their yields lower. Investors also worried at the time that the Federal Reserve Board (the “Fed”) would raise short-term U.S. interest rates, as indeed it did in December 2015.

Investor sentiment changed dramatically in mid-February 2016, when comments from the Fed suggested that U.S. policymakers would delay additional rate hikes due to the potentially adverse impact of global economic developments on the U.S. economy. In addition, investors were encouraged when commodity prices began to rebound and major central banks announced new stimulus measures. Riskier corporate bonds began to recover from previous weakness, enabling them to recoup previous losses. Meanwhile, demand for high-quality U.S. government securities remained robust from global investors seeking more competitive yields than were available in overseas markets. In June, concerns surrounding a referendum in the United Kingdom to leave the European Union sparked renewed market volatility. The resulting demand for traditional safe havens drove yields of U.S. Treasury securities to historical lows.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Corporate Bond Exposure Undermined Fund Results

Although the fund participated significantly in the bond market’s rally, its performance compared to its benchmark was hampered by its exposure to corporate-backed bonds, particularly those from issuers in the energy-pipeline and metals-and-mining industries that were hurt by plummeting commodity prices. The fund later recouped some of these losses, but it was not enough to fully offset earlier weakness. To a lesser extent, the fund’s relative results also were undermined by its positions in subordinated commercial mortgage-backed securities, where returns were dampened by concerns about regulatory changes. An emphasis on the U.S. dollar proved mildly counterproductive when major foreign currencies gained value in the spring, as did our decision to adopt a relatively short duration posture in advance of the Brexit vote in June.

The fund achieved better relative results from overweighted positions in asset-backed securities, and a position in an inflation-linked swap option added value when inflation accelerated during the fall of 2015. We also employed futures contracts to hedge against potentially adverse interest-rate movements, and we used forward contracts to establish the fund’s currency positions.

Continued Volatility Expected

As of the reporting period’s end, we have maintained a generally cautious investment posture in anticipation of continued volatility in the financial markets. Economic instability in China and Europe seem likely to persist, as does the choppy U.S. economic recovery. In addition, yields of longer-term sovereign bonds already have fallen to historical lows, and yield differences have narrowed along the market’s credit-quality spectrum. Therefore, we recently have maintained the fund’s asset allocation and interest-rate strategies in roughly market-neutral positions.

August 15, 2016

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for all four classes reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation which may be terminated after December 1, 2016. Had these expenses not been absorbed, the returns would have been lower.
2 Source: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays U.S. Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. gvernment and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1 to 10 years. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Intermediate Term Income Fund Class A shares, Class C shares, Class I shares, and Class Y shares and the Barclays U.S. Aggregate Bond Index

† Source: Lipper Inc.
†† The total return figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 5/13/08 (the inception date for Class C shares).

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Intermediate Term Income Fund on 7/31/06 to a $10,000 investment made in the Barclays U.S. Aggregate Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in debt securities and securities with debt-like characteristics of domestic and foreign issuers and maintains an average effective maturity ranging between five and ten years and an average effective duration ranging between three and eight years. The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 7/31/16
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	2/2/96	-1.06%	2.36%	4.36%
without sales charge	2/2/96	3.62%	3.30%	4.84%
Class C shares
with applicable redemption charge†	5/13/08	1.87%	2.55%	4.20%††
without redemption	5/13/08	2.87%	2.55%	4.20%††
Class I shares	5/31/01	4.04%	3.62%	5.15%
Class Y shares	7/1/13	4.09%	3.56%††	4.98%††
Barclays U.S. Aggregate Bond Index		5.94%	3.57%	5.06%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 5/13/08 (the inception date for Class C shares).

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Intermediate Term Income Fund from February 1, 2016 to July 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 4.53	$ $ 8.18	$ 2.80	$ 2.55
Ending value (after expenses)	$ 1,047.40	$ 1,043.60	$ 1,049.20	$ 1,049.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended July 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 4.47	$ 8.07	$ 2.77	$ 2.51
Ending value (after expenses)	$ 1,020.44	$ 1,016.86	$ 1,022.13	$ 1,022.38

†  Expenses are equal to the fund’s annualized expense ratio of .89% for Class A, 1.61% for Class C, .55% for Class I and .50% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

July 31, 2016

Bonds and Notes - 101.8%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Asset-Backed Ctfs./Auto Receivables - 2.7%
AmeriCredit Automobile Receivables Trust, Ser. 2012-4, Cl. D	2.68	10/9/18	2,970,000		2,990,747
AmeriCredit Automobile Receivables Trust, Ser. 2012-5, Cl. D	2.35	12/10/18	2,190,000		2,198,688
AmeriCredit Automobile Receivables Trust, Ser. 2013-1, Cl. D	2.09	2/8/19	4,275,000		4,285,774
Capital Auto Receivables Asset Trust, Ser. 2013-1, Cl. D	2.19	9/20/21	6,240,000		6,258,947
Santander Drive Auto Receivables Trust, Ser. 2012-5, Cl. C	2.70	8/15/18	1,238,700		1,242,156
Santander Drive Auto Receivables Trust, Ser. 2012-6, Cl. D	2.52	9/17/18	3,980,000		4,007,746
Santander Drive Auto Receivables Trust, Ser. 2013-1, Cl. D	2.27	1/15/19	2,935,000		2,950,490
				23,934,548
Asset-Backed Ctfs./Home Equity Loans - .0%
Citigroup Mortgage Loan Trust, Ser. 2005-WF1, Cl. A5	5.01	11/25/34	246,930	[a]	254,045
Commercial Mortgage Pass-Through Ctfs. - 1.4%
Comm Mortgage Trust, Ser. 2015-DC1, Cl. A5	3.35	2/10/48	2,570,000		2,772,038
Houston Galleria Mall Trust, Ser. 2015-HGLR, Cl. A1A2	3.09	3/5/37	865,000	[b]	902,051
Motel 6 Trust, Ser. 2015-MTL6, Cl. A2A2	2.61	2/5/30	6,500,000	[b]	6,571,669
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/45	1,813,912		1,958,220
				12,203,978
Consumer Discretionary - 2.5%
21st Century Fox America, Gtd. Debs.	7.63	11/30/28	2,670,000		3,783,833
21st Century Fox America, Gtd. Notes	4.00	10/1/23	500,000		551,399
Cox Communications, Sr. Unscd. Notes	6.25	6/1/18	4,110,000	[b]	4,399,418
Sky, Gtd. Notes	3.75	9/16/24	4,960,000	[b]	5,276,780
TCI Communications, Sr. Unscd. Debs.	7.88	2/15/26	355,000		509,147
Time Warner, Gtd. Debs.	5.35	12/15/43	5,790,000		7,042,771
				21,563,348
Consumer Staples - 2.0%
Anheuser-Busch InBev Finance, Gtd. Notes	4.90	2/1/46	1,800,000		2,214,131
Kraft Heinz Foods, Gtd. Notes	3.95	7/15/25	2,355,000	[b]	2,598,297
Newell Brands, Sr. Unscd. Notes	4.20	4/1/26	1,480,000		1,619,873
Pernod Ricard, Sr. Unscd. Notes	4.45	1/15/22	1,795,000	[b]	1,987,697

8

Bonds and Notes - 101.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Consumer Staples - 2.0% (continued)
Reynolds American, Gtd. Notes	4.85	9/15/23	4,595,000		5,294,975
Wm. Wrigley Jr., Sr. Unscd. Notes	3.38	10/21/20	3,325,000	[b]	3,554,232
				17,269,205
Energy - 2.1%
Energy Transfer Partners, Sr. Unscd. Notes	4.90	2/1/24	1,855,000		1,917,829
Energy Transfer Partners, Sr. Unscd. Notes	5.15	2/1/43	3,815,000		3,571,508
Kinder Morgan, Gtd. Notes	7.75	1/15/32	7,710,000		9,036,567
Unit, Gtd. Notes	6.63	5/15/21	560,000		436,800
Williams Partners, Sr. Unscd. Notes	4.50	11/15/23	1,980,000		1,977,365
Williams Partners, Sr. Unscd. Notes	6.30	4/15/40	920,000		941,732
				17,881,801
Financials - 11.7%
ABN AMRO Bank, Sr. Unscd. Notes	2.50	10/30/18	4,050,000	[b]	4,141,084
AIG SunAmerica Global Financing X, Sr. Scd. Notes	6.90	3/15/32	1,175,000	[b]	1,558,240
American Express Credit, Sr. Unscd. Notes, Ser. F	2.60	9/14/20	2,060,000		2,132,545
Bank of America, Sr. Unscd. Notes	5.00	5/13/21	4,590,000		5,169,777
Bank of America, Sr. Unscd. Notes	4.00	4/1/24	2,120,000		2,291,196
Bank of America, Sr. Unscd. Notes	3.50	4/19/26	6,285,000		6,576,486
Bank of America, Sub. Notes	5.70	5/2/17	785,000		809,506
Barclays, Sr. Unscd. Notes	4.38	1/12/26	2,100,000		2,178,561
Boston Properties, Sr. Unscd. Notes	3.70	11/15/18	1,515,000		1,585,241
Citigroup, Sr. Unscd. Notes	4.65	7/30/45	2,810,000		3,211,158
Cooperatieve Rabobank, Gtd. Notes	3.75	7/21/26	2,300,000		2,312,057
DDR, Sr. Unscd. Notes	4.75	4/15/18	3,410,000		3,566,413
Discover Financial Services, Sr. Unscd. Notes	5.20	4/27/22	6,400,000		7,080,122
Ford Motor Credit, Sr. Unscd. Notes, Ser. 1	1.49	3/12/19	8,215,000	[a]	8,162,186
Goldman Sachs Group, Sr. Unscd. Notes	1.73	11/15/18	5,710,000	[a]	5,752,465
Goldman Sachs Group, Sr. Unscd. Notes	2.75	9/15/20	390,000		400,792
Goldman Sachs Group, Sr. Unscd. Notes	2.27	11/29/23	5,300,000	[a]	5,313,457

9

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 101.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Financials - 11.7% (continued)
JPMorgan Chase & Co., Sr. Unscd. Bonds	6.00	1/15/18	2,055,000		2,193,643
JPMorgan Chase & Co., Sr. Unscd. Notes	4.35	8/15/21	1,605,000		1,772,398
JPMorgan Chase & Co., Sub. Notes	4.25	10/1/27	2,360,000		2,550,115
Lloyds Banking Group, Sub. Notes	4.65	3/24/26	3,300,000		3,413,263
Morgan Stanley, Sr. Unscd. Notes	5.55	4/27/17	3,720,000		3,841,916
Morgan Stanley, Sr. Unscd. Notes	5.50	7/28/21	1,215,000		1,396,834
Nisource Capital Markets, Sr. Unscd. Notes	7.86	3/27/17	105,000		106,609
Omega Healthcare Investors, Gtd. Notes	5.25	1/15/26	1,975,000		2,096,356
Pacific LifeCorp, Sr. Unscd. Notes	5.13	1/30/43	5,090,000	[b]	5,805,043
Prudential Financial, Jr. Sub. Notes	5.88	9/15/42	3,380,000	[a]	3,750,110
Regency Centers, Gtd. Notes	5.88	6/15/17	156,000		161,604
Simon Property Group, Sr. Unscd. Notes	3.50	9/1/25	2,040,000		2,228,914
Synchrony Financial, Sr. Unscd. Notes	3.75	8/15/21	2,285,000		2,415,579
Volkswagen Group of America Finance, Gtd. Notes	1.25	5/23/17	2,100,000	[b]	2,094,475
Volkswagen International Finance, Gtd. Notes	1.60	11/20/17	200,000	[b]	199,990
Wells Fargo & Co., Sub. Notes	4.30	7/22/27	3,470,000		3,805,993
ZFS Finance (USA) Trust V, Jr. Sub. Cap. Secs.	6.50	5/9/67	1,935,000	[a,b]	1,954,350
				102,028,478
Foreign/Governmental - 1.5%
Argentine Government, Sr. Unscd. Notes	7.50	4/22/26	2,175,000	[b]	2,367,487
Brazilian Government, Sr. Unscd. Notes	2.63	1/5/23	1,170,000		1,081,080
Hungarian Development Bank, Govt. Gtd. Notes	6.25	10/21/20	2,825,000	[b]	3,148,010
Mexican Government, Sr. Unscd. Notes	4.75	3/8/44	1,350,000		1,447,875
Petroleos Mexicanos, Gtd. Notes	5.50	1/21/21	2,030,000		2,164,487
Uruguayan Government, Sr. Unscd. Notes	4.38	10/27/27	2,655,000		2,830,894
				13,039,833
Health Care - 2.2%
AmerisourceBergen, Sr. Unscd. Notes	3.25	3/1/25	1,535,000		1,631,613
Celgene, Sr. Unscd. Notes	3.55	8/15/22	2,395,000		2,561,017

10

Bonds and Notes - 101.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Health Care - 2.2% (continued)
Gilead Sciences, Sr. Unscd. Notes	3.65	3/1/26	820,000		895,989
Gilead Sciences, Sr. Unscd. Notes	4.75	3/1/46	1,180,000		1,384,108
Medtronic, Gtd. Notes	4.63	3/15/45	2,815,000		3,455,491
Mylan, Gtd. Notes	3.15	6/15/21	2,440,000	[b]	2,520,420
Perrigo Finance Unlimited, Gtd. Notes	4.38	3/15/26	1,740,000		1,876,802
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes	3.15	10/1/26	570,000		583,716
UnitedHealth Group, Sr. Unscd. Notes	4.75	7/15/45	1,735,000		2,170,705
Zimmer Biomet Holdings, Sr. Unscd. Notes	3.55	4/1/25	2,400,000		2,527,051
				19,606,912
Industrials - 1.2%
ERAC USA Finance, Gtd. Notes	6.38	10/15/17	2,995,000	[b]	3,167,138
ERAC USA Finance, Gtd. Notes	3.85	11/15/24	500,000	[b]	541,365
General Electric, Sr. Unscd. Notes	1.18	1/14/19	5,045,000	[a]	5,057,607
Waste Management, Gtd. Notes	6.10	3/15/18	1,700,000		1,836,561
				10,602,671
Information Technology - 1.1%
Denali International, Sr. Scd. Notes	5.63	10/15/20	2,495,000	[b]	2,622,993
Diamond 1 Finance, Sr. Scd. Notes	6.02	6/15/26	2,055,000	[b]	2,208,778
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.40	10/15/22	2,615,000	[b]	2,831,036
Oracle, Sr. Unscd. Notes	2.65	7/15/26	2,150,000		2,172,394
				9,835,201
Materials - .9%
Glencore Funding, Gtd. Notes	4.63	4/29/24	2,460,000	[b]	2,407,774
LYB International Finance, Gtd. Notes	4.00	7/15/23	1,855,000		2,029,683
Mosaic, Sr. Unscd. Notes	4.25	11/15/23	3,370,000		3,651,142
				8,088,599
Municipal Bonds - 1.8%
California, GO (Build America Bonds)	7.30	10/1/39	3,705,000		5,790,322
New Jersey Economic Development Authority, School Facilities Construction Revenue	4.45	6/15/20	4,640,000		4,944,384
New York City, GO (Build America Bonds)	5.99	12/1/36	3,830,000		5,191,527
				15,926,233

11

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 101.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Residential Mortgage Pass-Through Ctfs. - .0%
Credit Suisse First Boston Mortgage Securities, Ser. 2004-7, Cl. 6A1	5.25	10/25/19	56,775		57,429
Prudential Home Mortgage Securities, Ser. 1994-A, Cl. 5B	6.73	4/28/24	471	[a,b]	456
Residential Funding Mortgage Securities I Trust, Ser. 2004-S3, Cl. M1	4.75	3/25/19	56,798		56,449
				114,334
Telecommunications - 1.2%
AT&T, Sr. Unscd. Notes	1.58	11/27/18	4,410,000	[a]	4,439,741
Rogers Communications, Gtd. Notes	4.10	10/1/23	2,550,000		2,872,644
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	2,345,000		2,754,013
				10,066,398
U.S. Government Agencies - .0%
Small Business Administration Participation Ctfs., Gov't Gtd. Debs., Ser. 97-J	6.55	10/1/17	16,396		16,715
U.S. Government Agencies/Mortgage-Backed - 27.3%
Federal Home Loan Mortgage Corp.:
4.00%			11,890,000	c,d	12,716,262
3.50%, 8/1/30-8/1/45			16,478,523	[d]	17,581,710
4.00%, 11/1/43			15,856,513	d	17,194,438
5.00%, 10/1/18-9/1/40			334,583	d	369,115
5.50%, 11/1/22-5/1/40			333,842	d	364,604
6.00%, 7/1/17-6/1/22			178,220	d	193,837
6.50%, 9/1/29-3/1/32			3,083	d	3,577
7.00%, 11/1/31			72,727	d	82,331
7.50%, 12/1/25-1/1/31			5,217	d	5,504
8.00%, 10/1/19-1/1/28			3,336	d	4,098
8.50%, 7/1/30			376	d	470
Multiclass Mortgage Participation Ctfs., REMIC, Ser. 51, Cl. E, 10.00%, 7/15/20			22,246	d	23,757
Federal National Mortgage Association:
3.00%			1,675,000	c,d	1,739,612
3.50%			1,135,000	c,d	1,202,302
3.00%, 10/1/30-4/1/46			46,138,626	d	48,458,147
3.50%, 1/1/31-3/1/46			84,243,137	d	89,589,449
4.00%, 12/1/43			2,360,829	d	2,551,818
5.00%, 5/1/18-7/1/40			855,896	d	933,087
5.50%, 8/1/22-7/1/40			4,087,318	d	4,616,655
6.00%, 1/1/19-1/1/38			420,623	d	471,656

12

Bonds and Notes - 101.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed - 27.3% (continued)
6.50%, 3/1/26-10/1/32			34,323	d	39,554
7.00%, 2/1/29-6/1/32			18,841	d	21,298
7.50%, 11/1/27-3/1/31			3,819	d	4,133
8.00%, 12/1/25			5,274	d	5,793
Pass-Through Ctfs., REMIC, Ser. 1988-16, Cl. B, 9.50%, 6/25/18			4,191	d	4,324
Government National Mortgage Association I:
5.50%, 4/15/33			680,401		774,845
6.50%, 4/15/28-7/15/32			11,896		13,787
7.00%, 4/15/28-9/15/31			3,155		3,723
7.50%, 12/15/26-11/15/30			1,081		1,098
8.00%, 5/15/26-10/15/30			8,764		9,098
8.50%, 4/15/25			1,902		2,128
9.00%, 10/15/27			6,809		6,913
9.50%, 11/15/17-2/15/25			2,166		2,190
Government National Mortgage Association II:
4.50%			15,180,000	c	16,254,723
3.00%, 10/20/45-11/20/45			22,397,596		23,570,141
6.50%, 2/20/31-7/20/31			48,194		57,922
7.00%, 11/20/29			181		223
				238,874,322
U.S. Government Securities - 40.7%
U.S. Treasury Bonds	2.50	2/15/46	56,920,000	[e]	60,771,036
U.S. Treasury Bonds	2.50	5/15/46	375,000		400,972
U.S. Treasury Floating Rate Notes	0.59	1/31/18	5,950,000	[a]	5,964,488
U.S. Treasury Floating Rate Notes	0.51	4/30/18	66,550,000	[a]	66,637,913
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/21	27,293,286	[f]	27,851,133
U.S. Treasury Inflation Protected Securities, Notes	0.63	1/15/26	16,760,888	[f]	17,689,944
U.S. Treasury Notes	0.75	2/15/19	25,135,000	[e]	25,158,074
U.S. Treasury Notes	0.88	6/15/19	11,805,000	[e]	11,845,586
U.S. Treasury Notes	0.75	7/15/19	24,915,000	[e]	24,913,057
U.S. Treasury Notes	1.38	5/31/21	23,320,000		23,718,539
U.S. Treasury Notes	1.13	6/30/21	63,165,000	[e]	63,468,508
U.S. Treasury Notes	1.13	7/31/21	3,565,000		3,581,852
U.S. Treasury Notes	1.38	6/30/23	6,300,000	[e]	6,339,129
U.S. Treasury Notes	1.63	2/15/26	9,820,000	[e]	9,969,431
U.S. Treasury Notes	1.63	5/15/26	7,530,000	[e]	7,646,188
				355,955,850
Utilities - 1.5%
Cleveland Electric Illuminating, Sr. Unscd. Notes	5.70	4/1/17	473,000		486,117
Commonwealth Edison, First Mortgage Bonds	6.15	9/15/17	60,000		63,411

13

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 101.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Utilities - 1.5% (continued)
Consolidated Edison Company of New York, Sr. Unscd. Debs., Ser. 06-D	5.30	12/1/16	675,000		685,080
Dominion Resources, Sr. Unscd. Notes	3.90	10/1/25	1,750,000		1,906,979
Enel, Jr. Sub. Bonds	8.75	9/24/73	1,415,000	[a,b]	1,643,169
Enel Finance International, Gtd. Notes	6.00	10/7/39	805,000	[b]	979,047
Exelon Generation, Sr. Unscd. Notes	5.20	10/1/19	2,200,000		2,431,724
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/39	355,000		410,492
Kentucky Utilities, First Mortgage Bonds	4.38	10/1/45	1,210,000		1,416,015
Louisville Gas & Electric, First Mortgage Bonds	4.38	10/1/45	1,410,000		1,686,046
Nevada Power, Mortgage Notes, Ser. R	6.75	7/1/37	395,000		555,468
Sierra Pacific Power, Mortgage Notes, Ser. P	6.75	7/1/37	550,000		799,823
				13,063,371
Total Bonds and Notes (cost $861,554,167)			890,325,842
Options Purchased - .0%			Face Amount Covered by Contracts		Value ($)
Call Options - .0%
Norwegian Krone Cross Currency, September 2016 @ NOK 9.30 (cost $39,475)		EUR	2,325,000		13,522
Short-Term Investments - .1%	Yield at Date of Purchase(%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Treasury Bills (cost $1,159,473)	0.36	9/15/16	1,160,000		1,159,703
Other Investment - 2.3%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $19,689,352)			19,689,352	[g]	19,689,352

14

Investment of Cash Collateral for Securities Loaned - 7.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund, Institutional Shares (cost $61,030,935)	61,030,935	[g] 61,030,935
Total Investments (cost $943,473,402)	111.2%	972,219,354
Liabilities, Less Cash and Receivables	(11.2%)	(98,085,633)
Net Assets	100.0%	874,133,721

EUR—Euro
GO—General Obligation
NOK—Norwegian Krone
REMIC—Real Estate Mortgage Investment Conduit

a Variable rate security—rate shown is the interest rate in effect at period end.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2016, these securities were valued at $65,480,999 or 7.49% of net assets.
c Purchased on a forward commitment basis.
d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
e Security, or portion thereof, on loan. At July 31, 2016, the value of the fund’s securities on loan was $189,151,103 and the value of the collateral held by the fund was $193,668,156, consisting of cash collateral of $61,030,935 and U.S. Government & Agency securities valued at $132,637,221.
f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government and Agencies/Mortgage-Backed	68.0
Corporate Bonds	26.4
Short-Term/Money Market Investments	9.4
Asset-Backed	2.7
Municipal Bonds	1.8
Foreign/Governmental	1.5
Commercial Mortgage-Backed	1.4
Options Purchased	.0
Residential Mortgage-Backed	.0
111.2

† Based on net assets.

See notes to financial statements.

15

STATEMENT OF OPTIONS WRITTEN
July 31, 2016

		Face Amount Covered by Contracts ($)	[a]	Value ($)
Call Options:
Brazilian Real,
September 2016 @ BRL 3.8		1,315,000		(1,778)
Colombian Peso,
September 2016 @ COP 3,300		1,415,000		(14,448)
Hungarian Forint,
September 2016 @ HUF 300		1,315,000		(1,239)
Japanese Yen,
October 2016 @ JPY 109		1,280,000		(3,949)
Japanese Yen,
October 2016 @ JPY 110		1,280,000		(3,160)
Norwegian Krone Cross Currency,
September 2016 @ NOK 9.65	EUR	2,325,000		(13,869)
South African Rand,
September 2016 @ ZAR 16.5		1,315,000		(1,778)
South Korean Won,
September 2016 @ KRW 1,210		1,300,000		(1,441)
Put Options:
New Zealand Dollar Cross Currency,
August 2016 @ NZD 1.05	AUD	1,750,000		(602)
Norwegian Krone Cross Currency,
September 2016 @ NOK 9	EUR	2,325,000		(1,266)
Total Options Written (premiums received $151,445)				(43,530)

a Face amount stated in U.S. Dollars unless otherwise indicated.

AUD—Australian Dollar
EUR—Euro

See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $189,151,103)—Note 1(c):
Unaffiliated issuers	862,753,115	891,499,067
Affiliated issuers	80,720,287	80,720,287
Cash		173,789
Cash denominated in foreign currency	79	61
Receivable for open mortgage dollar roll transactions—Note 4		14,460,334
Dividends, interest and securities lending income receivable		4,508,851
Receivable for investment securities sold		3,953,224
Unrealized appreciation on swap agreements—Note 4		1,144,635
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		260,604
Receivable for shares of Common Stock subscribed		87,042
Prepaid expenses and other assets		87,486
		996,895,380
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		501,695
Liability for securities on loan—Note 1(c)		61,030,935
Payable for open mortgage dollar roll transactions—Note 4		46,452,659
Payable for investment securities purchased		12,827,641
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		1,170,387
Payable for shares of Common Stock redeemed		390,685
Outstanding options written, at value (premiums received $151,445)—See Statement of Options Written—Note 4		43,530
Accrued expenses		344,127
		122,761,659
Net Assets ($)		874,133,721
Composition of Net Assets ($):
Paid-in capital		855,655,595
Accumulated undistributed investment income—net		58,936
Accumulated net realized gain (loss) on investments		(10,669,511)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions		29,088,701
Net Assets ($)		874,133,721

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	554,070,049	21,901,610	257,958,488	40,203,574
Shares Outstanding	40,102,168	1,585,247	18,675,377	2,909,053
Net Asset Value Per Share ($)	13.82	13.82	13.81	13.82

See notes to financial statements.

17

STATEMENT OF OPERATIONS
Year Ended July 31, 2016

Investment Income ($):
Income:
Interest	25,598,635
Dividends from affiliated issuers	40,745
Income from securities lending—Note 1(c)	201,874
Total Income	25,841,254
Expenses:
Management fee—Note 3(a)	4,016,927
Shareholder servicing costs—Note 3(c)	2,633,950
Directors’ fees and expenses—Note 3(d)	252,087
Distribution fees—Note 3(b)	177,817
Professional fees	116,007
Custodian fees—Note 3(c)	91,697
Prospectus and shareholders’ reports	66,705
Registration fees	64,152
Loan commitment fees—Note 2	11,746
Miscellaneous	72,767
Total Expenses	7,503,855
Less—reduction in expenses due to undertaking—Note 3(a)	(414,907)
Less—reduction in fees due to earnings credits—Note 3(c)	(4,059)
Net Expenses	7,084,889
Investment Income—Net	18,756,365
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	282,320
Net realized gain (loss) on options transactions	(659,863)
Net realized gain (loss) on financial futures	60,954
Net realized gain (loss) on swap transactions	268,243
Net realized gain (loss) on forward foreign currency exchange contracts	(503,488)
Net Realized Gain (Loss)	(551,834)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	13,371,439
Net unrealized appreciation (depreciation) on options transactions	393,167
Net unrealized appreciation (depreciation) on financial futures	(97,636)
Net unrealized appreciation (depreciation) on swap transactions	1,144,635
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,230,406)
Net Unrealized Appreciation (Depreciation)	13,581,199
Net Realized and Unrealized Gain (Loss) on Investments	13,029,365
Net Increase in Net Assets Resulting from Operations	31,785,730

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31,
	2016	2015
Operations ($):
Investment income—net	18,756,365	17,495,596
Net realized gain (loss) on investments	(551,834)	8,907,794
Net unrealized appreciation (depreciation) on investments	13,581,199	(15,184,516)
Net Increase (Decrease) in Net Assets Resulting from Operations	31,785,730	11,218,874
Dividends to Shareholders from ($):
Investment income—net:
Class A	(12,750,870)	(13,210,622)
Class C	(350,763)	(318,485)
Class I	(6,237,945)	(5,246,543)
Class Y	(1,085,856)	(965,293)
Net realized gain on investments:
Class A	(4,895,365)	(3,536,421)
Class C	(202,734)	(137,480)
Class I	(2,096,287)	(1,140,561)
Class Y	(350,166)	(208,640)
Total Dividends	(27,969,986)	(24,764,045)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	39,093,828	72,323,422
Class C	2,971,492	2,234,655
Class I	47,839,856	70,605,752
Class Y	2,429,613	33,385,701
Dividends reinvested:
Class A	15,886,906	14,962,128
Class C	395,024	322,143
Class I	7,761,810	5,922,442
Class Y	978,836	693,928
Cost of shares redeemed:
Class A	(140,821,730)	(170,063,112)
Class C	(6,173,241)	(5,883,672)
Class I	(36,088,846)	(74,931,259)
Class Y	(9,037,313)	(10,809,403)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(74,763,765)	(61,237,275)
Total Increase (Decrease) in Net Assets	(70,948,021)	(74,782,446)
Net Assets ($):
Beginning of Period	945,081,742	1,019,864,188
End of Period	874,133,721	945,081,742
Undistributed (distributions in excess of) investment income—net	58,936	(88,753)

19

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	2,887,815	5,181,729
Shares issued for dividends reinvested	1,180,273	1,074,080
Shares redeemed	(10,404,493)	(12,206,305)
Net Increase (Decrease) in Shares Outstanding	(6,336,405)	(5,950,496)
Class C
Shares sold	219,323	160,728
Shares issued for dividends reinvested	29,409	23,139
Shares redeemed	(454,661)	(423,087)
Net Increase (Decrease) in Shares Outstanding	(205,929)	(239,220)
Class Ia
Shares sold	3,525,581	5,070,870
Shares issued for dividends reinvested	576,578	425,244
Shares redeemed	(2,666,071)	(5,380,606)
Net Increase (Decrease) in Shares Outstanding	1,436,088	115,508
Class Ya
Shares sold	181,300	2,408,005
Shares issued for dividends reinvested	72,786	49,871
Shares redeemed	(664,759)	(781,792)
Net Increase (Decrease) in Shares Outstanding	(410,673)	1,676,084

[a]	During the period ended July 31, 2015, 1,338,686 Class I shares representing $18,680,003 were exchanged for 1,338,109 Class Y shares.

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended July 31,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	13.74	13.94	13.59	14.08	13.44
Investment Operations:
Investment income—net[a]	.27	.23	.26	.26	.25
Net realized and unrealized gain (loss) on investments	.22	(.09)	.42	(.29)	.71
Total from Investment Operations	.49	.14	.68	(.03)	.96
Distributions:
Dividends from investment income—net	(.30)	(.27)	(.31)	(.33)	(.32)
Dividends from net realized gain on investments	(.11)	(.07)	(.02)	(.13)	—
Total Distributions	(.41)	(.34)	(.33)	(.46)	(.32)
Net asset value, end of period	13.82	13.74	13.94	13.59	14.08
Total Return (%)[b]	3.62	.97	5.06	(.24)	7.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.91	.89	.86	.89
Ratio of net expenses to average net assets	.89	.88	.89	.86	.89
Ratio of net investment income to average net assets	2.01	1.68	1.89	1.82	1.80
Portfolio Turnover Rate[c]	269.53	370.87	370.61	447.47	464.84
Net Assets, end of period ($ x 1,000)	554,070	638,060	730,091	848,610	990,446

a Based on average shares outstanding.
b Exclusive of sales charge.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2016, 2015, 2014, 2013 and 2012 were 158.14%, 163.34%, 160.57%, 227.13% and 205.07%, respectively.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	13.74	13.94	13.59	14.08	13.44
Investment Operations:
Investment income—net[a]	.17	.13	.16	.15	.15
Net realized and unrealized gain (loss) on investments	.22	(.09)	.42	(.28)	.72
Total from Investment Operations	.39	.04	.58	(.13)	.87
Distributions:
Dividends from investment income—net	(.20)	(.17)	(.21)	(.23)	(.23)
Dividends from net realized gain on investments	(.11)	(.07)	(.02)	(.13)	—
Total Distributions	(.31)	(.24)	(.23)	(.36)	(.23)
Net asset value, end of period	13.82	13.74	13.94	13.59	14.08
Total Return (%)[b]	2.87	.24	4.29	(.99)	6.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.65	1.64	1.63	1.61	1.63
Ratio of net expenses to average net assets	1.61	1.61	1.63	1.61	1.63
Ratio of net investment income to average net assets	1.29	.95	1.15	1.08	1.07
Portfolio Turnover Rate[c]	269.53	370.87	370.61	447.47	464.84
Net Assets, end of period ($ x 1,000)	21,902	24,610	28,295	34,259	43,439

a Based on average shares outstanding.
b Exclusive of sales charge.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2016, 2015, 2014, 2013 and 2012 were 158.14%, 163.34%, 160.57%, 227.13% and 205.07%, respectively.

See notes to financial statements.

22

	Year Ended July 31,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	13.74	13.93	13.59	14.08	13.44
Investment Operations:
Investment income—net[a]	.32	.28	.31	.29	.28
Net realized and unrealized gain (loss) on investments	.20	(.09)	.41	(.28)	.72
Total from Investment Operations	.52	.19	.72	.01	1.00
Distributions:
Dividends from investment income—net	(.34)	(.31)	(.36)	(.37)	(.36)
Dividends from net realized gain on investments	(.11)	(.07)	(.02)	(.13)	—
Total Distributions	(.45)	(.38)	(.38)	(.50)	(.36)
Net asset value, end of period	13.81	13.74	13.93	13.59	14.08
Total Return (%)	4.04	1.31	5.34	.01	7.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.63	.63	.62	.61	.69
Ratio of net expenses to average net assets	.55	.55	.55	.58	.69
Ratio of net investment income to average net assets	2.34	2.02	2.23	2.12	1.99
Portfolio Turnover Rate[b]	269.53	370.87	370.61	447.47	464.84
Net Assets, end of period ($ x 1,000)	257,958	236,789	238,569	259,454	90,383

a Based on average shares outstanding.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2016, 2015, 2014, 2013 and 2012 were 158.14%, 163.34%, 160.57%, 227.13% and 205.07%, respectively.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Y Shares	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	13.74	13.94	13.59	13.59
Investment Operations:
Investment income—net[b]	.32	.30	.29	.02
Net realized and unrealized gain (loss) on investments	.22	(.11)	.45	.01
Total from Investment Operations	.54	.19	.74	.03
Distributions:
Dividends from investment income—net	(.35)	(.32)	(.37)	(.03)
Dividends from net realized gain on investments	(.11)	(.07)	(.02)	—
Total Distributions	(.46)	(.39)	(.39)	(.03)
Net asset value, end of period	13.82	13.74	13.94	13.59
Total Return (%)	4.09	1.36	5.50	.22[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54	.53	.52	.46[d]
Ratio of net expenses to average net assets	.50	.50	.52	.46[d]
Ratio of net investment income to average net assets	2.39	2.08	2.26	1.97[d]
Portfolio Turnover Rate[e]	269.53	370.87	370.61	447.47
Net Assets, end of period ($ x 1,000)	40,204	45,622	22,909	1

a From July 1, 2013 (commencement of initial offering) to July 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2016, 2015, 2014 and 2013 were 158.14%, 163.34%, 160.57% and 227.13%, respectively.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Intermediate Term Income Fund (the “fund”) is a separate diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 1.3 billion shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (500 million shares authorized), Class C (200 million shares authorized), Class I (500 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

25

NOTES TO FINANCIAL STATEMENTS (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by

26

an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1

27

NOTES TO FINANCIAL STATEMENTS (continued)

of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of July 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	–	24,188,593	–	24,188,593
Commercial Mortgage-Backed	–	12,203,978	–	12,203,978
Corporate Bonds†	–	230,005,984	–	230,005,984
Foreign Government	–	13,039,833	–	13,039,833
Municipal Bonds†	–	15,926,233	–	15,926,233
Mutual Funds	80,720,287	–	–	80,720,287
Residential Mortgage-Backed	–	114,334	–	114,334
U.S. Government Agencies/ Mortgage-Backed	–	238,891,037	–	238,891,037
U.S. Treasury	–	357,115,553	–	357,115,553
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	260,604	–	260,604
Options Purchased	–	13,522	–	13,522
Swaps††	–	1,144,635	–	1,144,635
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	(1,170,387)	–	(1,170,387)
Options Written	–	(43,530)	–	(43,530)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

At July 31, 2016, there were no transfers between levels of the fair value hierarchy.

28

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended July 31, 2016, The Bank of New York Mellon

29

NOTES TO FINANCIAL STATEMENTS (continued)

earned $47,418 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended July 31, 2016 were as follows:

Affiliated Investment Company	Value 7/31/2015 ($)	Purchases ($)	Sales ($)	Value 7/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	18,179,546	156,856,831	114,005,442	61,030,935	7.0
Dreyfus Institutional Preferred Plus Money Market Fund	16,259,692	294,182,271	290,752,611	19,689,352	2.3
Total	34,439,238	451,039,102	404,758,053	80,720,287	9.3

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2016, the fund did not incur any interest or penalties.

30

Each tax year in the four year period ended July 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $58,936, accumulated other losses $1,862,883 and unrealized appreciation $28,495,005. In addition, the fund had $8,212,932 of capital losses realized after October 31, 2015, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2016 and July 31, 2015 were as follows: ordinary income $20,415,793 and $23,891,551, and long-term capital gains $7,554,193 and $872,494, respectively.

During the period ended July 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses on mortgage-backed securities, foreign currency transactions, dividend reclassification and swap periodic payments, the fund increased accumulated undistributed investment income-net by $1,816,758 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .45% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually

31

NOTES TO FINANCIAL STATEMENTS (continued)

agreed, from August 1, 2015 through December 1, 2016 for Class I and Class Y shares, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of the fund’s Class I and Class Y shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .55% and .50% of the value of the respective class’ average daily net assets. Dreyfus also waived a portion of its fees for Class A and Class C shares due to the undertakings for the other classes. The reduction in expenses, pursuant to the undertakings, amounted to $414,907 during the period ended July 31, 2016.

During the period ended July 31, 2016, the Distributor retained $1,270 from commissions earned on sales of the fund’s Class A shares and $4,101 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended July 31, 2016, Class C shares were charged $177,817 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2016, Class A and Class C shares were charged $1,447,427 and $59,273, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and

32

redemptions. During the period ended July 31, 2016, the fund was charged $183,060 for transfer agency services and $12,718 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $4,059.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended July 31, 2016, the fund was charged $91,697 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended July 31, 2016, the fund was charged $8,816 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended July 31, 2016, the fund was charged $9,998 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $332,955, Distribution Plan fees $14,179, Shareholder Services Plan fees $122,026, custodian fees $35,285, Chief Compliance Officer fees $5,614 and transfer agency fees $30,060, which are offset against an expense reimbursement currently in effect in the amount of $38,424.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures, options transactions and swap transactions, during the period ended July 31, 2016, amounted to $2,608,387,181 and $2,815,292,543, respectively, of which $1,077,964,516 in purchases and $1,079,626,434 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different

33

NOTES TO FINANCIAL STATEMENTS (continued)

prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended July 31, 2016 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. At July 31, 2016, there were no financial futures outstanding.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in foreign currencies, or as a substitute for an investment. The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the

34

purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended July 31, 2016:

35

NOTES TO FINANCIAL STATEMENTS (continued)

		Options Terminated
	Premiums		Net Realized
Options Written:	Received ($)	Cost ($)	Gain (Loss) ($)
Contracts outstanding July 31, 2015
	859,713
Contracts written	824,280
Contracts terminated: Contracts closed Contracts expired
	309,507	2,127,755	(1,818,248)
	1,223,041	–	1,223,041
Total contracts terminated
	1,532,548	2,127,755	(595,207)
Contracts outstanding July 31, 2016
	151,445

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at July 31, 2016:

36

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Bank of America
Colombian Peso,
Expiring
8/31/2016	8,089,130,000	2,701,103	2,615,450	(85,653)
Indonesian Rupiah,
Expiring
8/31/2016	35,437,180,000	2,649,509	2,692,140	42,631
Barclays Bank
Colombian Peso,
Expiring
8/31/2016	1,749,150,000	580,149	565,551	(14,598)
Citigroup
Argentine Peso,
Expiring
10/25/2016	9,920,000	629,841	625,289	(4,552)
Australian Dollar,
Expiring
8/31/2016	3,530,000	2,657,242	2,679,520	22,278
Russian Ruble,
Expiring
8/31/2016	181,080,000	2,736,236	2,720,077	(16,159)
JP Morgan Chase Bank
Argentine Peso,
Expiring
8/17/2016	18,765,000	1,275,663	1,233,917	(41,746)
10/18/2016	18,765,000	1,201,614	1,187,621	(13,993)
Brazilian Real,
Expiring
10/4/2016	4,690,000	1,398,184	1,415,146	16,962
Peruvian New Sol,
Expiring
10/12/2016	9,200,000	2,787,541	2,723,989	(63,552)
10/13/2016	4,474,000	1,357,815	1,324,552	(33,263)
Polish Zloty,
Expiring
8/31/2016	10,180,000	2,650,835	2,609,979	(40,856)
UBS
Norwegian Krone,
Expiring
8/31/2016	47,205,000	5,501,989	5,595,343	93,354
Swedish Krona,
Expiring
8/31/2016	32,620,000	3,774,633	3,818,268	43,635

37

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales:
Bank of America
New Zealand Dollar,
Expiring
8/31/2016	5,570,000	3,883,989	4,016,346	(132,357)
Singapore Dollar,
Expiring
8/31/2016	1,850,000	1,362,528	1,379,506	(16,978)
South Korean Won,
Expiring
8/31/2016	1,579,001,000	1,364,678	1,409,313	(44,635)
Thai Baht,
Expiring
8/31/2016	191,920,000	5,457,234	5,506,398	(49,164)
Barclays Bank
Malaysian Ringgit,
Expiring
8/30/2016	5,420,000	1,342,581	1,328,863	13,718
Citigroup
Chilean Peso,
Expiring
8/31/2016	443,650,000	644,138	675,390	(31,252)
Euro,
Expiring
8/31/2016	6,955,000	7,656,481	7,785,992	(129,511)
Taiwan Dollar,
Expiring
8/31/2016	220,940,000	6,893,604	6,925,140	(31,536)
Goldman Sachs International
Swiss Franc,
Expiring
8/31/2016	2,625,000	2,662,501	2,713,756	(51,255)
HSBC
Canadian Dollar,
Expiring
8/31/2016	1,790,000	1,357,073	1,371,252	(14,179)
JP Morgan Chase Bank
Hong Kong Dollar,
Expiring
1/19/2017	20,750,000	2,639,785	2,679,200	(39,415)

38

Forward Foreign Currency Exchange Contracts	Foreign Currency mounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
JP Morgan Chase Bank (continued)
Hungarian Forint,
Expiring
8/31/2016	359,670,000	1,320,859	1,292,833	28,026
Peruvian New Sol,
Expiring
10/21/2016	13,674,000	3,854,546	4,044,940	(190,394)
South African Rand,
Expiring
8/31/2016	24,770,000	1,647,096	1,772,435	(125,339)
Gross Unrealized Appreciation				260,604
Gross Unrealized Depreciation				(1,170,387)

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments

39

NOTES TO FINANCIAL STATEMENTS (continued)

received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap transactions in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open interest rate swaps entered into by the fund at July 31, 2016:

OTC Interest Rate Swaps

Notional Amount ($)	Currency/ Floating Rate	Counterparty	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized Appreciation ($)
80,650,000	USD - 1 YEAR US CPI URBAN CONSUMERS NSA	Deutsche Bank	0.34	10/1/2016	418,899
159,970,000	USD - 1 YEAR US CPI URBAN CONSUMERS NSA	Deutsche Bank	0.41	10/2/2016	725,736

Gross Unrealized Appreciation					1,144,635

CPI—Consumer Price Index

NSA—Not Seasonally Adjusted

USD—United States Dollar

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a

40

third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At July 31, 2016, there were no credit default swap agreements outstanding.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of July 31, 2016 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	1,144,635	[1]	Interest rate risk	-
Foreign exchange risk	274,126	[2,3]	Foreign exchange risk	(1,213,917)	[3,4]
Gross fair value of derivative contracts	1,418,761			(1,213,917)

Statement of Assets and Liabilities location:
[1]	Unrealized appreciation (depreciation) on swap agreements.
[2]	Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[4]	Outstanding options written, at value.

41

NOTES TO FINANCIAL STATEMENTS (continued)

The effect of derivative instruments in the Statement of Operations during the period ended July 31, 2016 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Financial Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Transactions	[4]	Total
Interest rate	60,954		-		-		247,296		308,250
Foreign exchange	-		(659,863)		(503,488)		-		(1,163,351)
Credit	-		-		-		20,947		20,947
Total	60,954		(659,863)		(503,488)		268,243		(834,154)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Financial Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Transactions	[8]	Total
Interest rate	(97,636)		-		-		1,144,635		1,046,999
Foreign exchange	-		393,167		(1,230,406)		-		(837,239)
Total	(97,636)		393,167		(1,230,406)		1,144,635		209,760

Statement of Operations location:
[1]	Net realized gain (loss) on financial futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap transactions.
[5]	Net unrealized appreciation (depreciation) on financial futures.
[6]	Net unrealized appreciation (depreciation) on options transactions.
[7]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net unrealized appreciation (depreciation) on swap transactions.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

42

At July 31, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Options	13,522	(43,530)
Forward contracts	260,604	(1,170,387)
Swaps	1,144,635	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,418,761	(1,213,917)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	1,418,761	(1,213,917)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of July 31, 2016:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Bank of America	42,631		(42,631)	-		-
Barclays Bank	13,718		(13,718)	-		-
Citigroup	22,278		(22,278)	-		-
Deutsche Bank	1,144,635		-	(1,144,635)		-
JP Morgan Chase Bank	58,510		(58,510)	-		-
UBS	136,989		-	-		136,989
Total	1,418,761		(137,137)	(1,144,635)		136,989

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of America	(330,565)		42,631	-		(287,934)
Barclays Bank	(14,598)		13,718	-		(880)
Citigroup	(213,010)		22,278	-		(190,732)
Goldman Sachs International	(56,982)		-	-		(56,982)
HSBC	(14,179)		-	-		(14,179)
JP Morgan Chase Bank	(584,583)		58,510	526,073		-
Total	(1,213,917)		137,137	526,073		(550,707)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

43

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended July 31, 2016:

Average Market Value ($)
Interest rate financial futures	86,471,324
Foreign currency options contracts	340,997
Forward contracts	76,036,878

The following summarizes the average notional value of swap agreements outstanding during the period ended July 31, 2016:

Average Notional Value ($)
Interest rate swap agreements	203,702,308
Credit default swap agreements	1,491,923

At July 31, 2016, the cost of investments for federal income tax purposes was $944,595,384; accordingly, accumulated net unrealized appreciation on investments was $27,623,970, consisting of $30,392,383 gross unrealized appreciation and $2,768,413 gross unrealized depreciation.

44

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Intermediate Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and options written, of Dreyfus Intermediate Term Income Fund (one of the series comprising Dreyfus Investment Grade Funds, Inc.) as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Intermediate Term Income Fund at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 27, 2016

45

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports 87.70% of ordinary income dividends paid during the fiscal year ended July 31, 2016 as qualifying “interest related dividends”. Also, the fund hereby reports $.1141 per share as a long-term capital gain distribution paid on December 16, 2015.

46

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 20-21, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods except for the ten-year periods when it was above the medians. The Board also noted that the fund’s yield performance was above the Performance Group and/or Performance Universe medians for seven of the ten one-year periods ended May 31. They noted the relative proximity to the median of the fund’s performance or yield in certain periods when it was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s total return was above the return of the index in five of the ten years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median, and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed, until December 1, 2016, to waive receipt of its fees and/or assume the expenses of the fund’s Class I and Y shares, so that the expenses of the fund’s Class I and Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.55% and 0.50%, respectively, of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and

48

the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board expressed some concern about the fund’s relative total return performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were

49

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

50

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 136

———————

Francine J. Bovich (64)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 77

———————

Nathan Leventhal (73)

Board Member (2009)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 49

———————

51

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (52)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; served as a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 108

———————

Roslyn M. Watson (66)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 63

———————

Benaree Pratt Wiley (70)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 87

———————

52

INTERESTED BOARD MEMBERS

J. Charles Cardona (60)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President and a Director of the Manager (2008-present), Chairman of the Distributor (2013-present; previously, Executive Vice President, 1997-2013), President of Dreyfus Institutional Services Division

No. of Portfolios for which Board Member Serves: 35

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with The Dreyfus Corporation.

———————

Gordon J. Davis (74)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Membership During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 59

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Isabel P. Dunst (69)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 35

Isabel P. Dunst is deemed to be an “interested person” (as defined under the Act) of the Company as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

53

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 136 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

54

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 157 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

55

NOTES

56

NOTES

57

For More Information

Dreyfus Intermediate Term Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DRITX Class C: DTECX Class I: DITIX Class Y: DITYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0082AR0716

Dreyfus Short Term Income Fund

ANNUAL REPORT July 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R   M O R E   I N F O R M AT I O N

Back Cover

Dreyfus Short Term Income Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short Term Income Fund, covering the 12-month period from August 1, 2015 through July 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets experienced heightened turbulence throughout the reporting period when global economic developments fueled dramatic swings in market sentiment. From the summer of 2015 through January 2016, investors reacted cautiously to an economic slowdown in China, sluggish growth in Europe, plummeting commodity prices, and expectations of rising short-term interest rates in the United States. These worries sparked sharp declines in U.S. and global equity markets, while high-quality bonds gained value as investors flocked to traditional safe havens.

From mid-February 2016 through the reporting period’s end, investor sentiment improved dramatically after U.S. monetary policymakers refrained from additional rate hikes, major central banks eased their monetary policies further, and commodity prices rebounded. Stocks rallied strongly, more than recouping earlier losses, and bonds continued to benefit from robust investor demand.

We remain encouraged by the resilience of the stock and bond markets, but we expect heightened volatility to persist over the foreseeable future. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
August 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of August 1, 2015 through July 31, 2016, as provided by David Bowser, CFA, and David Horsfall, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended July 31, 2016, Dreyfus Short Term Income Fund’s Class D shares produced a total return of 1.12%, and Class P shares produced a total return of 1.12%.1 In comparison, the fund’s benchmark, the BofA Merrill Lynch 1-5 Year Corporate/Government Index (the “Index”), achieved a total return of 2.56% for the same period.2

Higher-quality bonds benefited during the reporting period from falling long-term interest rates, and lower-quality securities encountered heightened volatility in the midst of global economic challenges. The fund lagged its benchmark, mainly due to its exposure to corporate bonds from commodities-related issuers.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities of U.S. or foreign issuers rated investment grade or the unrated equivalent, as determined by Dreyfus. This may include U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including Collateralized Mortgage Obligations), and foreign bonds. For additional yield, the fund may invest up to 20% of its assets in fixed income securities rated below investment grade (“high yield” or “junk” bonds) to as low as Caa/CCC or the unrated equivalent, as determined by Dreyfus. The fund will focus primarily on U.S. securities, but may invest up to 30% of its total assets in fixed income securities of foreign issuers, including those of issuers in emerging markets. Typically, the fund’s portfolio can be expected to have an average effective maturity and an average effective duration of three years or less.

Robust Investor Demand Supported U.S. Bond Prices

Early in the reporting period, concerns about global economic conditions sparked heightened bond market turbulence. A currency devaluation in China and plummeting commodity prices caused global investors to flock to traditional safe havens, hurting riskier corporate bonds while sending prices of U.S. government securities higher and their yields lower. Investors also worried at the time that the Federal Reserve Board (the “Fed”) would raise short-term U.S. interest rates, as indeed it did in December 2015.

Investor sentiment changed dramatically in mid-February 2016, when comments from the Fed suggested that U.S. policymakers would delay additional rate hikes due to the potentially adverse impact of global economic developments on the U.S. economy. In addition, investors were encouraged when commodity prices began to rebound and major central banks announced new stimulus measures. Riskier corporate bonds began to recover from previous weakness, enabling them to recoup previous losses. Meanwhile, demand for high-quality U.S. government securities remained robust from global investors seeking more competitive yields than were available in overseas markets. In June, concerns surrounding a referendum in the United Kingdom to leave the European Union sparked renewed market volatility. The resulting demand for traditional safe havens drove yields of U.S. Treasury securities to historical lows.

3

DISCUSSION OF FUND PERFORMANCE (continued)

These developments had a more muted impact on the returns of short-term bonds than on their longer-term counterparts.

Corporate Bond Exposure Undermined Fund Results

Although the fund participated significantly in the short-term bond market’s moderate gains, its performance compared to the benchmark was hampered by its exposure to corporate-backed bonds, particularly those from issuers in the energy-pipeline and metals-and-mining industries that were hurt by declining commodity prices. The fund later recouped some of these losses, but it was not enough to fully offset earlier weakness. To a lesser extent, the fund’s relative results also were undermined by its positions in subordinated commercial mortgage-backed securities, which are not represented in the benchmark and whose returns were dampened by concerns about regulatory changes. An emphasis on the U.S. dollar proved mildly counterproductive when major foreign currencies gained value in the spring, as did our decision to adopt a relatively short duration posture in advance of the Brexit vote in June.

The fund achieved better relative results from overweighted positions in asset-backed securities, and a position in an inflation-linked swap option added value when inflation accelerated during the fall of 2015. We also employed futures contracts to hedge against potentially adverse interest-rate movements, and we used forward contracts to establish the fund’s currency positions.

Continued Volatility Expected

As of the reporting period’s end, we have maintained a generally cautious investment posture in anticipation of continued volatility in the financial markets. Economic instability in China and Europe seem likely to persist, as does the choppy U.S. economic recovery. In addition, yields of longer-term sovereign bonds already have fallen to historical lows, and yield differences have narrowed along the market’s credit-quality spectrum. Therefore, we recently have maintained the fund’s asset allocation and interest-rate strategies in roughly market-neutral positions.

August 15, 2016

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation which may be terminated after December 1, 2016. Had these expenses not been absorbed, the returns would have been lower.

2 Source: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The BofA Merrill Lynch 1-5 Year Corporate/Government Index is a market value-weighted index that tracks the performance of publicly placed, non-convertible, fixed-rate, coupon-bearing, investment-grade U.S. domestic debt. Maturities of the securities range from one to five years. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Short Term Income Fund Class D shares and Class P shares and the BofA Merrill Lynch 1-5 Year Corporate/Government Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class D and Class P shares of Dreyfus Short Term Income Fund on 7/31/06 to a $10,000 investment made in the BofA Merrill Lynch 1-5 Year Corporate/Government Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in debt securities and securities with debt-like characteristics of domestic and foreign issuers and maintains an average effective maturity and an average effective duration of three years or less. The Index is an unmanaged performance benchmark including U.S. government and fixed-coupon domestic investment-grade corporate bonds with maturities greater than or equal to one year and less than five years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 7/31/16

	1 Year	5 Years	10 Years
Class D shares	1.12%	1.30%	2.62%
Class P shares	1.12%	1.26%	2.60%
BofA Merrill Lynch 1-5 Year Corporate/Government Index	2.56%	1.71%	3.46%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short Term Income Fund from February 1, 2016 to July 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2016
	Class D	Class P
Expenses paid per $1,000†	$3.26	$3.52
Ending value (after expenses)	$1,020.10	$1,020.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended July 31, 2016
	Class D	Class P
Expenses paid per $1,000†	$3.27	$3.52
Ending value (after expenses)	$1,021.63	$1,021.38

† Expenses are equal to the fund’s annualized expense ratio of .65% for Class D and .70% for Class P, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

July 31, 2016

Bonds and Notes - 95.6%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Asset-Backed Ctfs./Auto Receivables - 4.9%
AmeriCredit Automobile Receivables Trust, Ser. 2012-2, Cl. D	3.38	4/9/18	1,068,051		1,069,964
Capital Auto Receivables Asset Trust, Ser. 2013-1, Cl. D	2.19	9/20/21	440,000		441,336
Countrywide Asset-Backed Certificates, Ser. 2004-6, Cl. 2A5	1.27	11/25/34	1,031,154	[a]	1,010,519
DT Auto Owner Trust, Ser. 2014-2A, Cl. C	2.46	1/15/20	1,360,836	[b]	1,361,951
Exeter Automobile Receivables Trust, Ser. 2013-2A, Cl. B	3.09	7/16/18	242,839	[b]	243,375
Santander Drive Auto Receivables Trust, Ser. 2012-5, Cl. C	2.70	8/15/18	321,599		322,496
Santander Drive Auto Receivables Trust, Ser. 2012-6, Cl. D	2.52	9/17/18	755,000		760,263
Santander Drive Auto Receivables Trust, Ser. 2013-2, Cl. D	2.57	3/15/19	1,460,000		1,468,497
Securitized Asset Backed Receivables Trust, Ser. 2005-OP2, Cl. A2C	0.77	10/25/35	1,658,912	[a]	1,606,988
SMART Trust, Ser. 2013-2US, Cl. A4A	1.18	2/14/19	1,071,646		1,068,699
				9,354,088
Asset-Backed Ctfs./Home Equity Loans - .5%
New Century Homes Equity Loan Trust, Ser. 2005-3, Cl. M2	0.94	7/25/35	1,050,000	[a]	1,035,347
Commercial Mortgage Pass-Through Ctfs. - 1.1%
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2007-T26, Cl. A4	5.47	1/12/45	550,354	[a]	558,695
Citigroup Commercial Mortgage Trust, Ser. 2007-C6, Cl. A4	5.90	12/10/49	825,000	[a]	846,238
Comm Mortgage Trust, Ser. 2015-DC1, Cl. A5	3.35	2/10/48	580,000		625,596
				2,030,529
Consumer Discretionary - 3.0%
21st Century Fox America, Gtd. Notes	3.00	9/15/22	1,115,000		1,171,587
Comcast, Gtd. Notes	5.70	7/1/19	650,000		734,489
Cox Communications, Sr. Unscd. Notes	6.25	6/1/18	1,170,000	[b]	1,252,389
Sky, Gtd. Notes	2.63	9/16/19	1,220,000	[b]	1,246,629
Time Warner, Gtd. Notes	2.10	6/1/19	900,000		917,883
Volkswagen Group of America Finance, Gtd. Notes	1.25	5/23/17	530,000	[b]	528,606
				5,851,583
Consumer Staples - 3.8%
Anheuser-Busch InBev Finance, Gtd. Notes	2.65	2/1/21	935,000		969,956

8

Bonds and Notes - 95.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Consumer Staples - 3.8% (continued)
CVS Health, Sr. Unscd. Notes	2.25	12/5/18	1,520,000		1,558,945
Kraft Heinz Foods, Gtd. Notes	2.80	7/2/20	575,000	[b]	601,363
Newell Brands, Sr. Unscd. Notes	3.15	4/1/21	500,000		525,219
Pernod Ricard, Sr. Unscd. Notes	2.95	1/15/17	650,000	[b]	654,506
Pernod Ricard, Sr. Unscd. Notes	4.45	1/15/22	380,000	[b]	420,794
Reynolds American, Gtd. Notes	8.13	6/23/19	800,000		947,855
WM Wrigley Jr., Sr. Unscd. Notes	2.00	10/20/17	1,720,000	[b]	1,734,955
				7,413,593
Energy - 1.2%
ConocoPhillips, Gtd. Notes	4.20	3/15/21	575,000		614,001
Energy Transfer Partners, Sr. Unscd. Notes	4.15	10/1/20	775,000		805,343
EQT, Sr. Unscd. Notes	8.13	6/1/19	215,000		247,295
Kinder Morgan Energy Partners, Gtd. Notes	5.95	2/15/18	596,000		629,603
Unit, Gtd. Notes	6.63	5/15/21	130,000		101,400
				2,397,642
Financials - 11.1%
ABN AMRO Bank, Sr. Unscd. Notes	4.25	2/2/17	340,000	[b]	345,386
ABN AMRO Bank, Sr. Unscd. Notes	2.50	10/30/18	760,000	[b]	777,092
American Express Credit, Sr. Unscd. Notes, Ser. F	2.60	9/14/20	455,000		471,023
American International Group, Sr. Unscd. Notes	6.40	12/15/20	425,000		501,177
Bank of America, Sr. Unscd. Bonds	2.63	4/19/21	960,000		979,215
Bank of America, Sr. Unscd. Notes	5.65	5/1/18	145,000		155,079
Bank of America, Sr. Unscd. Notes	1.72	1/15/19	1,335,000	[a]	1,347,149
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	1,045,000		1,070,228
Barclays, Sr. Unscd. Notes	4.38	1/12/26	480,000		497,957
Boston Properties, Sr. Unscd. Notes	3.70	11/15/18	365,000		381,923
Capital One, Sr. Unscd. Notes	1.50	3/22/18	1,280,000		1,279,357
Citigroup, Sr. Unscd. Notes	4.45	1/10/17	1,000,000		1,014,298
Citizens Financial Group, Sr. Unscd. Notes	2.38	7/28/21	975,000		980,855

9

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 95.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Financials - 11.1% (continued)
Cooperatieve Rabobank, Gtd. Notes	3.75	7/21/26	465,000		467,438
DDR, Sr. Unscd. Notes	4.75	4/15/18	650,000		679,815
Discover Financial Services, Sr. Unscd. Notes	5.20	4/27/22	575,000		636,105
Ford Motor Credit, Sr. Unscd. Notes, Ser. 1	1.49	3/12/19	1,975,000	[a]	1,962,303
Goldman Sachs Group, Sr. Unscd. Notes	2.38	1/22/18	625,000		633,460
Goldman Sachs Group, Sr. Unscd. Notes	1.73	11/15/18	1,295,000	[a]	1,304,631
Goldman Sachs Group, Sr. Unscd. Notes	2.55	10/23/19	725,000		743,464
Goldman Sachs Group, Sr. Unscd. Notes	2.27	11/29/23	795,000	[a]	797,019
Lloyds Banking Group, Gtd. Notes	3.10	7/6/21	725,000		735,362
Morgan Stanley, Sr. Unscd. Notes	2.13	4/25/18	570,000		576,056
PNC Bank, Sr. Unscd. Notes	2.20	1/28/19	600,000		611,462
Simon Property Group, Sr. Unscd. Notes	2.50	9/1/20	485,000		503,312
Synchrony Financial, Sr. Unscd. Notes	3.00	8/15/19	565,000		577,856
Wells Fargo & Company, Sr. Unscd Notes	2.60	7/22/20	860,000		889,102
Welltower, Sr. Unscd. Notes	2.25	3/15/18	490,000		495,210
				21,413,334
Foreign/Governmental - 1.1%
Argentine Government, Sr. Unscd. Notes	7.50	4/22/26	495,000	[b]	538,807
Brazilian Government, Sr. Unscd. Bonds	4.88	1/22/21	220,000		234,080
Hungarian Development Bank, Govt. Gtd. Notes	6.25	10/21/20	645,000	[b]	718,749
Uruguayan Government, Sr. Unscd. Notes	4.38	10/27/27	545,000		581,106
				2,072,742
Health Care - 3.1%
Celgene, Sr. Unscd. Notes	2.13	8/15/18	600,000		609,089
Gilead Sciences, Sr. Unscd. Notes	2.55	9/1/20	1,085,000		1,129,439
Medtronic, Gtd. Notes	2.50	3/15/20	1,190,000		1,239,842
Mylan, Gtd. Notes	3.15	6/15/21	490,000	[b]	506,150
Teva Pharmaceuticals, Gtd. Notes	2.20	7/21/21	750,000		755,243
Zimmer Biomet Holdings, Sr. Unscd. Notes	2.70	4/1/20	1,660,000		1,697,079
				5,936,842

10

Bonds and Notes - 95.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Industrials - .8%
General Electric, Sr. Unscd. Notes	1.18	1/14/19	1,195,000	[a]	1,197,986
Waste Management, Gtd. Notes	6.10	3/15/18	365,000		394,320
				1,592,306
Information Technology - .6%
Denali International, Sr. Scd. Notes	5.63	10/15/20	575,000	[b]	604,498
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.40	10/15/22	595,000	[b]	644,155
				1,248,653
Municipal Bonds - .6%
New Jersey Economic Development Authority, School Facilities Construction Revenue	4.45	6/15/20	1,055,000		1,124,208
Residential Mortgage Pass-Through Ctfs. - .6%
Credit Suisse First Boston Mortgage Securities, Ser. 2004-7, Cl. 6A1	5.25	10/25/19	56,310		56,958
Impac Secured Assets Trust, Ser. 2006-2, Cl. 2A1	0.80	8/25/36	1,129,953	[a]	1,109,306
				1,166,264
Telecommunications - .6%
AT&T, Sr. Unscd. Notes	1.58	11/27/18	545,000	[a]	548,675
AT&T, Sr. Unscd. Notes	3.88	8/15/21	525,000		572,517
				1,121,192
U.S. Government Agencies - 2.7%
Federal National Mortgage Association, Notes	0.88	8/28/17	5,100,000	[c,d]	5,112,796
U.S. Government Agencies/Mortgage-Backed - .0%
Federal National Mortgage Association
Gtd. Pass-Through Ctfs., REMIC, Ser. 2003-49, Cl. JE, 3.00%, 4/25/33			45,987	[d]	46,927
Government National Mortgage Association II:
7.00%, 12/20/30-4/20/31			6,055		7,443
7.50%, 11/20/29-12/20/30			6,247		7,896
				62,266
U.S. Government Securities - 59.4%
U.S. Treasury Floating Rate Notes	0.49	10/31/17	1,000,000	[a]	1,001,237
U.S. Treasury Floating Rate Notes	0.59	1/31/18	23,195,000	[a]	23,251,480
U.S. Treasury Floating Rate Notes	0.51	4/30/18	21,780,000	[a]	21,808,771
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/21	6,004,928	[e]	6,127,663
U.S. Treasury Inflation Protected Securities, Notes	0.63	1/15/26	3,750,476	[e]	3,958,365
U.S. Treasury Notes	1.00	5/31/18	1,500,000		1,509,258
U.S. Treasury Notes	0.63	6/30/18	7,740,000	[c]	7,735,774
U.S. Treasury Notes	0.75	2/15/19	11,075,000	[c]	11,085,167

11

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 95.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Securities - 59.4% (continued)
U.S. Treasury Notes	0.75	7/15/19	25,550,000	[c]	25,548,007
U.S. Treasury Notes	1.38	8/31/20	1,400,000		1,424,500
U.S. Treasury Notes	1.13	6/30/21	10,785,000		10,836,822
				114,287,044
Utilities - .5%
Enel, Jr. Sub. Bonds	8.75	9/24/73	300,000	[a,b]	348,375
Exelon Generation, Sr. Unscd. Notes	6.20	10/1/17	515,000		542,221
				890,596
Total Bonds and Notes (cost $182,717,227)			184,111,025
Options Purchased - .0%			Face Amount Covered by Contracts		Value ($)
Put Options - .0%
Norwegian Krone Cross Currency, September 2016 @ NOK 9.30 (cost $4,414)		EUR	260,000		1,512
Short-Term Investments - .2%	Yield at Date of Purchase (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Treasury Bills (cost $259,888)	0.34	9/15/16	260,000	[f]	259,933
Other Investment - 5.2%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $10,069,368)			10,069,368	[g]	10,069,368

12

Investment of Cash Collateral for Securities Loaned - 4.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund, Institutional Shares (cost $7,894,800)	7,894,800	[g] 7,894,800
Total Investments (cost $200,945,697)	105.1%	202,336,638
Liabilities, Less Cash and Receivables	(5.1%)	(9,793,320)
Net Assets	100.0%	192,543,318

EUR—Euro

NOK—Norwegian Krone

REMIC—Real Estate Mortgage Investment Conduit

a Variable rate security—rate shown is the interest rate in effect at period end.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2016, these securities were valued at $12,527,780 or 6.51% of net assets.

c Security, or portion thereof, on loan. At July 31, 2016, the value of the fund’s securities on loan was $42,638,692 and the value of the collateral held by the fund was $43,492,939, consisting of cash collateral of $7,894,800 and U.S. Government & Agency securities valued at $35,598,139.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Held by or on behalf of a counterparty for open financial futures contracts.

g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government and Agencies/Mortgage-Backed	62.1
Corporate Bonds	24.7
Short-Term/Money Market Investments	9.5
Asset-Backed	5.4
Foreign/Governmental	1.1
Commercial Mortgage-Backed	1.1
Residential Mortgage-Backed	.6
Municipal Bonds	.6
Options Purchased	.0
105.1

† Based on net assets.

See notes to financial statements.

13

STATEMENT OF FINANCIAL FUTURES

July 31, 2016

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation (Depreciation) ($)

Financial Futures Long
U.S. Treasury 2 Year Notes	29	6,351,000	September 2016	33,024
U.S. Treasury 5 Year Notes	186	22,694,906	September 2016	211,141
Financial Futures Short
U.S. Treasury 10 Year Notes	69	(9,180,234)	September 2016	(165,267)
Gross Unrealized Appreciation				244,165
Gross Unrealized Depreciation				(165,267)

See notes to financial statements.

14

STATEMENT OF OPTIONS WRITTEN

July 31, 2016

		Face Amount Covered by Contracts ($)	[a]	Value ($)
Call Options:
Brazilian Real,
September 2016 @ BRL 3.8		195,000		(264)
Colombian Peso,
September 2016 @ COP 3,300		195,000		(1,991)
Hungarian Forint,
September 2016 @ HUF 300		195,000		(184)
Japanese Yen,
October 2016 @ JPY 109		145,000		(447)
Japanese Yen,
October 2016 @ JPY 110		145,000		(358)
Norwegian Krone Cross Currency,
September 2016 @ NOK 9.65	EUR	260,000		(1,551)
South African Rand,
September 2016 @ ZAR 16.5		195,000		(264)
South Korean Won,
September 2016 @ KRW 1,210		195,000		(216)
Put Options:
New Zealand Dollar Cross Currency,
August 2016 @ NZD 1.05	AUD	270,000		(93)
Norwegian Krone Cross Currency,
September 2016 @ NOK 9	EUR	260,000		(141)
Total Options Written (premiums received $20,392)				(5,509)

a Face amount stated in U.S. Dollars unless otherwise indicated.

AUD—Australian Dollar

EUR—Euro

See notes to financial statements.

15

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $42,638,692)—Note 1(c):
Unaffiliated issuers	182,981,529	184,372,470
Affiliated issuers	17,964,168	17,964,168
Receivable for investment securities sold		1,399,178
Dividends, interest and securities lending income receivable		553,092
Unrealized appreciation on swap agreements—Note 4		142,278
Receivable for futures variation margin—Note 4		31,499
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		28,754
Receivable for shares of Common Stock subscribed		13,869
Prepaid expenses		24,807
		204,530,115
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		91,035
Cash overdraft due to Custodian		165,358
Liability for securities on loan—Note 1(c)		7,894,800
Payable for investment securities purchased		2,278,164
Payable for shares of Common Stock redeemed		1,306,648
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		126,720
Outstanding options written, at value (premiums received $20,392)—See Statement of Options Written—Note 4		5,509
Accrued expenses		118,563
		11,986,797
Net Assets ($)		192,543,318
Composition of Net Assets ($):
Paid-in capital		208,647,118
Accumulated net realized gain (loss) on investments		(17,632,834)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions (including $78,898 net unrealized appreciation on financial futures)		1,529,034
Net Assets ($)		192,543,318

Net Asset Value Per Share	Class D	Class P
Net Assets ($)	192,228,730	314,588
Shares Outstanding	18,396,988	30,039
Net Asset Value Per Share ($)	10.45	10.47

See notes to financial statements.

16

STATEMENT OF OPERATIONS

Year Ended July 31, 2016

Investment Income ($):
Income:
Interest	3,598,662
Dividends from affiliated issuers	16,194
Income from securities lending—Note 1(c)	33,491
Total Income	3,648,347
Expenses:
Management fee—Note 3(a)	1,015,583
Shareholder servicing costs—Note 3(b)	654,598
Professional fees	63,871
Directors’ fees and expenses—Note 3(c)	58,627
Registration fees	38,961
Prospectus and shareholders’ reports	31,966
Custodian fees—Note 3(b)	22,561
Loan commitment fees—Note 2	2,662
Miscellaneous	44,147
Total Expenses	1,932,976
Less—reduction in expenses due to undertaking—Note 3(a)	(608,293)
Less—reduction in fees due to earnings credits—Note 3(b)	(1,579)
Net Expenses	1,323,104
Investment Income—Net	2,325,243
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,192,509)
Net realized gain (loss) on options transactions	(18,297)
Net realized gain (loss) on financial futures	(22,149)
Net realized gain (loss) on swap transactions	32,487
Net realized gain (loss) on forward foreign currency exchange contracts	(127,659)
Net Realized Gain (Loss)	(1,328,127)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	953,710
Net unrealized appreciation (depreciation) on options transactions	49,689
Net unrealized appreciation (depreciation) on financial futures	94,710
Net unrealized appreciation (depreciation) on swap transactions	142,278
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(119,308)
Net Unrealized Appreciation (Depreciation)	1,121,079
Net Realized and Unrealized Gain (Loss) on Investments	(207,048)
Net Increase in Net Assets Resulting from Operations	2,118,195

See notes to financial statements.

17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31,
	2016	2015
Operations ($):
Investment income—net	2,325,243	2,720,531
Net realized gain (loss) on investments	(1,328,127)	(432,464)
Net unrealized appreciation (depreciation) on investments	1,121,079	(2,189,220)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,118,195	98,847
Dividends to Shareholders from ($):
Investment income—net:
Class D	(2,860,834)	(3,634,599)
Class P	(4,942)	(6,797)
Total Dividends	(2,865,776)	(3,641,396)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class D	31,317,223	31,692,922
Class P	24	42
Dividends reinvested:
Class D	2,636,222	3,347,893
Class P	4,935	6,596
Cost of shares redeemed:
Class D	(56,302,651)	(59,414,428)
Class P	(113,616)	(101,744)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(22,457,863)	(24,468,719)
Total Increase (Decrease) in Net Assets	(23,205,444)	(28,011,268)
Net Assets ($):
Beginning of Period	215,748,762	243,760,030
End of Period	192,543,318	215,748,762
Distributions in excess of investment income—net	-	(238,553)
Capital Share Transactions (Shares):
Class D
Shares sold	3,017,547	3,001,602
Shares issued for dividends reinvested	253,979	317,356
Shares redeemed	(5,427,078)	(5,630,699)
Net Increase (Decrease) in Shares Outstanding	(2,155,552)	(2,311,741)
Class P
Shares sold	2	4
Shares issued for dividends reinvested	475	624
Shares redeemed	(10,978)	(9,592)
Net Increase (Decrease) in Shares Outstanding	(10,501)	(8,964)

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year End July 31,
Class D Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	10.48	10.64	10.64	10.72	10.76
Investment Operations:
Investment income—net[a]	.12	.12	.14	.16	.14
Net realized and unrealized gain (loss) on investments	(.00)[b]	(.11)	.06	.02	.05
Total from Investment Operations	.12	.01	.20	.18	.19
Distributions:
Dividends from investment income—net	(.15)	(.17)	(.19)	(.24)	(.23)
Dividends from net realized gain on investments	-	-	(.01)	(.02)	-
Total Distributions	(.15)	(.17)	(.20)	(.26)	(.23)
Net asset value, end of period	10.45	10.48	10.64	10.64	10.72
Total Return (%)	1.12	.08	1.94	1.60	1.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.90	.89	.89	.90
Ratio of net expenses to average net assets	.65	.65	.65	.69	.90
Ratio of net investment income to average net assets	1.14	1.18	1.27	1.52	1.33
Portfolio Turnover Rate	199.63	94.92	175.95	109.51[c]	173.05[c]
Net Assets, end of period ($ x 1,000)	192,229	215,323	243,233	250,171	250,850

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2013 and 2012 were 106.46% and 160.80%, respectively.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year ended July 31,
Class P Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	10.49	10.65	10.65	10.74	10.77
Investment Operations:
Investment income—net[a]	.12	.12	.14	.16	.14
Net realized and unrealized gain (loss) on investments	(.00)[b]	(.12)	.05	.00[b]	.06
Total from Investment Operations	.12	.00[b]	.19	.16	.20
Distributions:
Dividends from investment income—net	(.14)	(.16)	(.18)	(.23)	(.23)
Dividends from net realized gain on investments	-	-	(.01)	(.02)	-
Total Distributions	(.14)	(.16)	(.19)	(.25)	(.23)
Net asset value, end of period	10.47	10.49	10.65	10.65	10.74
Total Return (%)	1.12	.00[c]	1.79	1.56	1.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.04	1.01	.93	.95
Ratio of net expenses to average net assets	.70	.70	.70	.74	.95
Ratio of net investment income to average net assets	1.12	1.13	1.26	1.50	1.30
Portfolio Turnover Rate	199.63	94.92	175.95	109.51[d]	173.05[d]
Net Assets, end of period ($ x 1,000)	315	425	527	803	1,153

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amount represents less than .01%.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2013 and 2012 were 106.46% and 160.80%, respectively.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Short Term Income Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 800 million shares of $.001 par value Common Stock. The fund currently offers two classes of shares: Class D (500 million shares authorized) and Class P (300 million shares authorized). Class D and Class P shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

21

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid

22

prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued

23

NOTES TO FINANCIAL STATEMENTS (continued)

by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of July 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	10,389,435	-	10,389,435
Commercial Mortgage-Backed	-	2,030,529	-	2,030,529
Corporate Bonds†	-	47,865,741	-	47,865,741
Foreign Government	-	2,072,742	-	2,072,742
Municipal Bonds†	-	1,124,208	-	1,124,208
Mutual Funds	17,964,168	-	-	17,964,168
Residential Mortgage-Backed	-	1,166,264	-	1,166,264
U.S. Government Agencies- Mortgage-Backed	-	5,175,062	-	5,175,062
U.S. Treasury	-	114,546,977	-	114,546,977
Other Financial Instruments:
Financial Futures††	244,165	-	-	244,165
Forward Foreign Currency Exchange Contracts††	-	28,754	-	28,754
Options Purchased	-	1,512	-	1,512
Swaps††	-	142,278	-	142,278
Liabilities ($)
Other Financial Instruments:
Financial Futures††	(165,267)	-	-	(165,267)
Forward Foreign Currency Exchange Contracts††	-	(126,720)	-	(126,720)
Options Written	-	(5,509)	-	(5,509)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

At July 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

24

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended July 31, 2016, The Bank of New York Mellon earned $7,946 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended July 31, 2016 were as follows:

25

NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated Investment Company	Value 7/31/2015 ($)	Purchases ($)	Sales ($)	Value 7/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	378,400	40,559,458	33,043,058	7,894,800	4.1
Dreyfus Institutional Preferred Plus Money Market Fund	3,604,614	86,357,043	79,892,289	10,069,368	5.2
Total	3,983,014	126,916,501	112,935,347	17,964,168	9.3

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended July 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2016, the components of accumulated earnings on a tax basis were as follows: accumulated capital and other losses $17,038,977 and unrealized appreciation $935,177.

26

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2016. If not applied, $5,740,844 of the carryover expires in fiscal year 2017 and $4,860,107 expires in fiscal 2018. The fund has $1,121,539 of post-enactment short-term capital losses and $5,066,839 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2016 and July 31, 2015 were as follows: ordinary income $2,865,776 and $3,641,396, respectively.

During the period ended July 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses, swap periodic payments, capital loss carryover expiration, distribution in excess and foreign currency transactions, the fund increased accumulated undistributed investment income-net by $779,086, increased accumulated net realized gain (loss) on investments by $3,477,559 and decreased paid-in capital by $4,256,645. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of

27

NOTES TO FINANCIAL STATEMENTS (continued)

the respective Facility at the time of borrowing. During the period ended July 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from August 1, 2015 through December 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $608,293 during the period ended July 31, 2016.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .20% of the value of the average daily net assets of Class D shares and .25% of the value of the average daily net assets of Class P shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2016, Class D and Class P shares were charged $405,500 and $916, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended July 31, 2016, the fund was charged $72,393 for transfer agency services and $4,955 for cash management services. These fees are included in Shareholder servicing costs in the

28

Statement of Operations. Cash management fees were partially offset by earnings credits of $1,579.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended July 31, 2016, the fund was charged $22,561 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended July 31, 2016, the fund was charged $3,549 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended July 31, 2016, the fund was charged $9,998 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $82,462, Shareholder Services Plan fees $32,998, custodian fees $10,000, Chief Compliance Officer fees $5,614 and transfer agency fees $19,650, which are offset against an expense reimbursement currently in effect in the amount of $59,689.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures, options transactions and swap transactions, during the period ended July 31, 2016, amounted to $391,971,124 and $418,112,133, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or

29

NOTES TO FINANCIAL STATEMENTS (continued)

receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended July 31, 2016 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at July 31, 2016 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in foreign currencies or as a substitute for an investment. The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

30

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended July 31, 2016:

		Options Terminated
	Premiums		Net Realized
Option Written	Received ($)	Cost ($)	Gain (Loss) ($)
Contracts outstanding July 31, 2015	103,277
Contracts written	116,710
Contracts terminated:
Contracts closed	30,208	210,522	(180,314)
Contracts expired	169,387	-	169,387
Total contracts terminated	199,595	210,522	(10,927)
Contracts outstanding July 31, 2016	20,392

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of

31

NOTES TO FINANCIAL STATEMENTS (continued)

the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at July 31, 2016:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Bank of America
Colombian Peso,
Expiring
8/31/2016	915,400,000	305,668	295,975	(9,693)
Indonesian Rupiah,
Expiring
8/31/2016	4,008,770,000	299,721	304,544	4,823
Barclays Bank
Colombian Peso,
Expiring
8/31/2016	192,210,000	63,751	62,147	(1,604)
Citigroup
Argentine Peso,
Expiring
10/25/2016	1,060,000	67,301	66,815	(486)
Australian Dollar,
Expiring
8/31/2016	400,000	301,104	303,628	2,524
Russian Ruble,
Expiring
8/31/2016	20,490,000	309,618	307,789	(1,829)
JP Morgan Chase Bank
Argentine Peso,
Expiring
8/17/2016	2,155,000	146,499	141,705	(4,794)

32

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
JP Morgan Chase Bank (continued)
10/18/2016	2,155,000	137,995	136,388	(1,607)
Brazilian Real,
Expiring
10/4/2016	540,000	160,985	162,938	1,953
Peruvian New Sol,
Expiring
10/12/2016	1,085,000	328,748	321,253	(7,495)
10/13/2016	480,000	145,676	142,107	(3,569)
Polish Zloty,
Expiring
8/31/2016	1,145,000	298,153	293,558	(4,595)
UBS
Norwegian Krone,
Expiring
8/31/2016	5,180,000	603,756	614,000	10,244
Swedish Krona,
Expiring
8/31/2016	3,690,000	426,989	431,925	4,936
Sales:
Bank of America
New Zealand Dollar,
Expiring
8/31/2016	620,000	432,329	447,062	(14,733)
Singapore Dollar,
Expiring
8/31/2016	210,000	154,666	156,593	(1,927)
South Korean Won,
Expiring
8/31/2016	178,350,000	154,141	159,183	(5,042)
Thai Baht,
Expiring
8/31/2016	21,900,000	622,725	628,335	(5,610)
Barclays Bank
Malaysian Ringgit,
Expiring
8/30/2016	420,000	104,038	102,975	1,063
Citigroup
Chilean Peso,
Expiring
8/31/2016	49,770,000	72,261	75,767	(3,506)

33

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Citigroup (continued)
Euro,
Expiring
8/31/2016	795,000	875,184	889,988	(14,804)
Taiwan Dollar,
Expiring
8/31/2016	25,210,000	786,584	790,182	(3,598)
Goldman Sachs International
Swiss Franc,
Expiring
8/31/2016	305,000	309,358	315,313	(5,955)
HSBC
Canadian Dollar,
Expiring
8/31/2016	200,000	151,629	153,213	(1,584)
JP Morgan Chase Bank
Hong Kong Dollar,
Expiring
1/19/2017	2,370,000	301,508	306,010	(4,502)
Hungarian Forint,
Expiring
8/31/2016	41,210,000	151,340	148,129	3,211
Peruvian New Sol,
Expiring
10/21/2016	1,565,000	449,984	462,946	(12,962)
South African Rand,
Expiring
8/31/2016	3,325,000	221,098	237,923	(16,825)
Gross Unrealized Appreciation				28,754
Gross Unrealized Depreciation				(126,720)

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

34

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap transactions in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default.The following summarizes open interest rate swaps entered into by the fund at July 31, 2016:

35

NOTES TO FINANCIAL STATEMENTS (continued)

OTC Interest Rate Swaps

Notional Amount ($)	Currency/ Floating Rate	Counterparty	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized Appreciation ($)
9,190,000	USD - 1 YEAR US CPI URBAN CONSUMERS NSA	Deutsche Bank	0.34	10/1/2016	47,733
20,840,000	USD - 1 YEAR US CPI URBAN CONSUMERS NSA	Deutsche Bank	0.41	10/2/2016	94,545

Gross Unrealized Appreciation					142,278

CPI—Consumer Price Index

NSA—Not Seasonally Adjusted

USD—United States Dollar

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At July 31, 2016, there were no credit default swap agreements outstanding.

36

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of July 31, 2016 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	386,443	[1,2]	Interest rate risk	(165,267)	[1]
Foreign exchange risk	30,266	[3,4]	Foreign exchange risk	(132,229)	[4,5]
Gross fair value of derivative contracts	416,709			(297,496)

Statement of Assets and Liabilities location:
[1]

Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of
Assets and Liabilities.

[2]	Unrealized appreciation (depreciation) on swap agreements.
[3]	Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4]	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[5]	Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended July 31, 2016 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Financial Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Transactions	[4]	Total
Interest rate	(22,149)		-		-		28,167		6,018
Foreign exchange	-		(18,297)		(127,659)		-		(145,956)
Credit	-		-		-		4,320		4,320
Total	(22,149)		(18,297)		(127,659)		32,487		(135,618)

37

NOTES TO FINANCIAL STATEMENTS (continued)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Financial Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Transactions	[8]	Total
Interest rate	94,710		-		-		142,278		236,988
Foreign exchange	-		49,689		(119,308)		-		(69,619)
Total	94,710		49,689		(119,308)		142,278		167,369

Statement of Operations location:
[1]	Net realized gain (loss) on financial futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap transactions.
[5]	Net unrealized appreciation (depreciation) on financial futures.
[6]	Net unrealized appreciation (depreciation) on options transactions.
[7]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net unrealized appreciation (depreciation) on swap transactions.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At July 31, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Financial futures	244,165	(165,267)
Options	1,512	(5,509)
Forward contracts	28,754	(126,720)
Swaps	142,278	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	416,709	(297,496)
Derivatives not subject to
Master Agreements	(244,165)	165,267
Total gross amount of assets
and liabilities subject to
Master Agreements	172,544	(132,229)

38

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of July 31, 2016:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Bank of America	4,823		(4,823)	-	-
Barclays Bank	1,063		(1,063)	-	-
Citigroup	2,524		(2,524)	-	-
Deutsche Bank	142,278		-	-	142,278
JP Morgan Chase Bank	6,676		(6,676)	-	-
UBS	15,180		-	-	15,180
Total	172,544		(15,086)	-	157,458

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Bank of America	(37,269)		4,823	-	(32,446)
Barclays Bank	(1,604)		1,063	-	(541)
Citigroup	(24,223)		2,524	-	(21,699)
Goldman Sachs International	(6,666)		-	-	(6,666)
HSBC	(1,584)		-	-	(1,584)
JP Morgan Chase Bank	(60,883)		6,676	-	(54,207)
Total	(132,229)		15,086	-	(117,143)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
† See Statement of Investments for detailed information regarding collateral held for open financial futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended July 31, 2016:

Average Market Value ($)
Interest rate financial futures	45,384,755
Foreign currency options contracts	43,410
Forward contracts	8,520,955

The following summarizes the average notional value of swap agreements outstanding during the period ended July 31, 2016:

Average Notional Value ($)
Interest rate swap agreements	25,220,000
Credit default swap agreements	307,692

39

NOTES TO FINANCIAL STATEMENTS (continued)

At July 31, 2016, the cost of investments for federal income tax purposes was $201,524,055; accordingly, accumulated net unrealized appreciation on investments was $812,583, consisting of $1,638,745 gross unrealized appreciation and $826,162 gross unrealized depreciation.

40

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Short Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of Dreyfus Short Term Income Fund (one of the series comprising Dreyfus Investment Grade Funds, Inc.) as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short Term Income Fund at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 27, 2016

41

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports 88.81% of ordinary income dividends paid during the fiscal year ended July 31, 2016 as qualifying “interest related dividends”.

42

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 20-21, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select

43

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENTS (Unaudited) (continued)

the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund's total return performance was below the Performance Group and Performance Universe medians for all periods except the four-year period, when the fund's performance was at the Performance Group median. They noted the relative proximity to the median of the Performance Group and/or Performance Universe of the fund's performance in certain periods. The Board also noted that the fund's yield was above the Performance Group and Performance Universe medians for all periods ended May 31 (ranking in the first quartile of the Performance Group in five of the past six periods). Dreyfus also provided a comparison of the fund's calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s total return was above or approximately equal to the return of the index in five of the ten years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until December 1, 2016, so that annual direct fund operating expenses (excluding shareholder services plan fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.45% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage

44

to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

The Board expressed some concern about the fund’s relative total return performance and agreed to closely monitor performance.

The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to

45

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENTS (Unaudited) (continued)

the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

46

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 136

———————

Francine J. Bovich (64)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 77

———————

Nathan Leventhal (73)

Board Member (2009)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 49

———————

47

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (52)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; served as a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 108

———————

Roslyn M. Watson (66)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 63

———————

Benaree Pratt Wiley (70)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 87

———————

48

INTERESTED BOARD MEMBERS

J. Charles Cardona (60)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President and a Director of the Manager (2008-present), Chairman of the Distributor (2013-present; previously, Executive Vice President, 1997-2013), President of Dreyfus Institutional Services Division

No. of Portfolios for which Board Member Serves: 35

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with The Dreyfus Corporation.

———————

Gordon J. Davis (74)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Membership During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 59

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Isabel P. Dunst (69)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 35

Isabel P. Dunst is deemed to be an “interested person” (as defined under the Act) of the Company as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

49

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 136 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

50

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 157 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

51

NOTES

52

NOTES

53

For More Information

Dreyfus Short Term Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class D:DSTIX Class P:DSHPX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0083AR0716

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $118,983 in 2015 and $121,956 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $18,819 in 2015 and $19,920 in 2016. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $16,213 in 2015 and $10,388 in 2016. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $20,233 in 2015 and $3,020 in 2016. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were  $20,657,748 in 2015 and $20,180,743 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.            Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.            Investments.

(a)               Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.            Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.            Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Grade Funds, Inc.

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    September 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    September 27, 2016

By:       /s/James Windels

            James Windels,

            Treasurer

Date:    September 27, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)